Exhibit 10.11

STRICTLY CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT. PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED HAVE BEEN MARKED WITH THREE ASTERISKS [***] AND A FOOTNOTE INDICATING “CONFIDENTIAL TREATMENT REQUESTED”. MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DATED ***

AGREEMENT

BETWEEN

Cathay Pacific Airways Limited

AND

Hong Kong Dragon Airlines Limited

AND

Inflight Productions Limited

For the Supply of

Programming and Production Services    ·

For Inflight

Entertainment

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TABLE OF CONTENT

1.	DEFINITIONS AND INTERPRETATION	4

2.	PROVISION OF SERVICES	8

3.	TERM	8

4.	IFP'S OBLIGATIONS	8

5.	AIRLINE OBLIGATION	13

6.	SERVICE COSTS	15

7.	SHARING OF COST SAVING	20

8.	PAYMENT SCHEDULE, INVOICING AND REPORTING	21

9.	CANCELLATION	21

10.	APPROVAL PROCESS	22

11.	BUDGET PROCESS AND MEETINGS	23

12.	BUSINESS PARTNERS	24

13.	INTELLECTUAL PROPERTY RIGHTS	24

14.	INSURANCE	25

15.	REPRESENTATIONS AND WARRANTIES	25

16.	TERMINATION	25

17.	INDEMNITY BY IFP	26

18.	ENTIRE AGREEMENT	27

19.	REMEDIES CUMULATIVE	27

20.	NO WAIVER	27

21.	SEVERANCE	27

22.	AMENDMENT	27

23.	CONFIDENTIALITY	27

24.	ADVERTISING	28

25.	ASSIGNMENT	28

26.	EXPENSES	28

27.	FORCE MAJEURE	28

28.	AUDIT	29

29.	RIGHT OF REPLACEMENT	29

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30.	NO AGENCY OR PARTNERSHIP	30

31.	NOTICES	30

32.	SUCCESSORS	31

33.	LAW AND JURISDICTION	31

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THIS AGREEMENT is dated *** and is made:

BETWEEN

(1)	CATHAY PACIFIC AIRWAYS LIMITED, a company incorporated under the laws of Hong Kong, with its place of business at Cathay City, 8 Scenic Road, Hong Kong International Airport, Lantau, Hong Kong (hereinafter referred to as "Cathay"),

(2)	HONG KONG DRAGON AIRLINES LIMITED, a company incorporated under the laws of Hong Kong, with its place of business at Dragonair House, 11 Tung Fai Road, Hong Kong International Airport, Lantau, Hong Kong (hereinafter referred to as "Dragonair") (with Cathay and Dragonair together referred to as "the Airline")

(3)	INFLIGHT PRODUCTIONS LIMITED, a company incorporated under the laws of United Kingdom, with its place of business at 15 Stukeley Street, London, WC2B 5LT, United Kingdom (hereinafter referred to as "IFP"),

(together the "Parties" and each a "Party" as the case may be).

BACKGROUND

(A)	The Airline wishes to appoint IFP to provide inflight programming services for Audio, Western Movies and Western Short Feature Programmes on the Airlines' Aircraft including but not limited to the following:

(i)	For Audio programming, the services include, but are not limited to, negotiation of Mechanical Royalties and Presenter fees, account management, industry expertise and technical processes such as programming, editing, duplication, encoding, quality control, labelling etc. and delivery;

(ii)	For video programming of Western Movies and Western Short Features, the services include, but are not limited to, negotiation of License Fees, account management, industry expertise and technical processes such as programming, editing, encoding, subtitling, quality control, labelling, etc. and delivery;

(B)	IFP has considerable expertise in the above areas and has represented to Airline that it is well qualified to be appointed hereunder. The Parties wish to enter into this Agreement to set out the terms on which IFP will provide the Services to the Airline.

BY WHICH IT IS AGREED as follows:-

1. DEFINITIONS AND INTERPRETATION

1.1	Unless the context otherwise requires in this Agreement, the following expressions have the following meanings:-

"AOD"	means audio on demand and shall comprise of Music Albums and Audio Programmes, offered to passengers on Aircraft equipped with an AVOD system, which are accessed using AOD functions such as fast forward, rewind and pause;

"AVOD"	means audio and video on demand and means Cathay's digital system using video and audio compression to supply Programmes to passengers when requested;

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"Agreement"	means this agreement and any and all schedules, appendices and exhibits attached to it or incorporated in it by reference, as varied from time to time in accordance with its terms;

"Aircraft"	means all aircraft whether video cassette based (Non-AVOD Aircraft) or AVOD equipped (AVOD Aircraft) operated by the Airline, during the Term of this Agreement;

"Asian Movies"	means featured film which is shown in Asian language including but not limited to Cantonese, Mandarin, Japanese, Korean and Hindi;

"Asian Short Features"	means short features programme which is shown in Asian language including but not limited to Cantonese, Mandarin, Japanese and Hindi;

"Audio"	means audio programmes that include Radio Channel, Music Albums and Boarding Music, refer to programme specification in Schedule 1;

"Boarding Music"	means the music played on board Aircraft prior to take off and landing;

"Business Partners"	means any other supplier, sub-contractor, consultant, agent, licensor, either future or existing, nominated by the Airline;

"BOP"	means the Airlines' Budget Operating Plan circulated annually between August and October each year detailing flights and routes scheduled for the following year. It is a guideline document only and subject to change;

"COs"	mean the CDs which are used on non-AVOD Aircraft incorporating the Radio Channel Programmes;

"Digital Media"	means Programmes in the form of an encoded compression file rather than a video cassette or CDs;

"Distributor"	means the distributor from whom a Programme is licensed and who owns the right to License and distribute the Programme for airline use;

"Duplication"	means the act of making cassette copies from the Master for video programmes and the act of making copies from the Intermaster for audio programmes;

"Effective Date"	means *** (April on board cycle);

"Encoding"	means the process of transforming the Programme into a digitally compressed file ;

"Exhibition"	means the estimated number of flights on which the Programmes will be shown, otherwise known as screenings, which are calculated from the Airline's BOP during each annual budget process;

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"Exhibition Period"	means the time period during which the Airline is authorised to exhibit the Programmes on board the Aircraft.

"Flashcard"	means the proprietary card containing digital storage used to transfer music and speech onto aircraft IFE Systems;

"IFE"	means the Airline's inflight entertainment programmes;

"Interactive Screens"	means the screens, which show information regarding the Programmes to help passengers navigate and use the AVOD system in order to arrive at the desired Programme choice;

"Intermaster"	means digitally encoded CD combining two or more Radio Programmes, used to duplicate CDs for onboard use;

"Key Performance Indicators"	means a set of agreed parameters by which the Airline measures the performance of IFP, refer to Schedule 5 for details;

"License"	means an agreement given by a Distributor to permit the use of the Programmes on the Aircraft;

"License Fee"	means the amount negotiated by IFP, and paid by the Airline, that permits the Airline to play the contracted Programmes;

"Management Fee"	means the annual fees agreed between the Parties for IFP to carry out the Services;

"Mechanical Royalties"	means those royalties and fees required to copy musical works from one medium to another during the recording and duplication process;

"Master"	means the original master copy of a Programme Licensed from the Distributor;

"MPAA"	means the Movie Pictures Association of America;

"Music Albums"	means a selection of music albums which form Cathay's Audio-on-Demand library and are updated regularly as required by Cathay;

"Performance Reviews"	means the review which will be conducted twice a year whereby the Airline will review IFP's performance against the agreed Key Performance Indicators.

"Presenter"	means the professional radio presenter or artist employed to work specifically on the Airline's account;

"Programmes"	means programmes to be supplied by IFP under terms and conditions of this Agreement. These programmes include all Western Movies, Western Short Features Programmes and all Audio programmes.

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"Programming Costs"	means the total cost incurred in compiling the Audio Programmes based on an hourly rate and time in the audio studio and on a computer edit facility;

"Public Performance Rights"	means the right to perform music on board the Aircraft including that contained in Audio, Western Movies and Western Short Features;

"Personnel"	mean IFP's personnel who will provide the Services to the Airline during the Term of the Agreement;

"Radio Channel"	means the channels under which Audio Programmes compiled by IFP are offered to all passengers on board an Aircraft;

"Services"	mean the supply of all required services for inflight programming for Audio, Western Movies and Western Short Features Programmes for Airline by IFP hereunder including the services specified in Clause 4 of this Agreement;

"Service Costs"	has the meaning ascribed to it in Clause 6;

"Sting"	means airline, channel or genre promotional material;

"Sub-load Ticket"	means a ticket issued by the Airline to IFP for meetings in Hong Kong, which is not a confirmed ticket but a stand-by ticket and has the same boarding priority as if IFP's Personnel were an Airline employee travelling on business;

"Technical Costs"	mean the total of technical costs including editing, subtitling, encoding, duplication, quality control and labelling costs;

"Term"	has the meaning ascribed to it in Clause 3;

"Western Movies"	means featured films which is shown in English and selected European languages including Italian, French, German and Dutch, refer to programme specifications in Schedule 1; and

"Western Short Features"	means short features programme which is shown in English, refer to programme specifications in Schedule 1.

1.2	In this Agreement, unless the context otherwise requires:-

1.2.1	references to Clauses and Schedules are to the clauses of and schedules to this Agreement;

1.2.2	Clause headings and the table of contents are for convenience only and have no legal effect;

1.2.3	references to (or to a specified provision of) this Agreement or any other document are to this Agreement, that document or that provision as in force for the time being and as amended, varied or supplemented in accordance with its terms;

1.2.4	references to (or to a specified provision of) any Ordinance or enactment are to that Ordinance or enactment or that provision as amended, modified, extended, re-enacted, consolidated or replaced and in force for the time being;

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1.2.5	words importing the singular include the plural and vice versa;

1.2.6	words importing one gender include any other gender;

1.2.7	references to persons includes bodies corporate, firms or unincorporated associations; and

1.2.8	the Schedule(s) form(s) part of this Agreement and references to this Agreement include the Schedule(s).

2.	PROVISION OF SERVICES

2.1	IFP agrees to continue to provide the Services and the Airline hereby agrees to accept the provision of such Services from IFP, on and subject to the terms set out in this Agreement.

2.2	The Parties hereby agree that as consideration for the provision of such Services by IFP, the Airline shall pay for such Services in the manner provided for in Clause 6.

3.	TERM

3.1	The parties acknowledge that IFP have been providing the Services to the Airline since ***, and this Agreement shall be deemed to have commenced as of *** and shall continue to be in force until *** ('Initial Term), unless either Party terminates this Agreement in accordance with Clause 16 or until such date as the Parties otherwise agree in writing (the "Term").

4. IFP'S OBLIGATIONS

4.1	Account Servicing

4.1.1	IFP warrants that all Personnel involved in the performance of the Services will be of high caliber and suitably skilled and experienced to perform properly the tasks assigned to them. IFP must provide dedicated account management available to deal with all operational and financial issues and available at time zone permissible hours to deal with requests made by the Airline.

4.2	For Audio Programming:

4.2.1	Programming

(a)	IFP shall supply the Airline with a varied selection of Audio Programmes as specified in SCHEDULE 1 - PROGRAMME SPECIFICATIONS for each agreed Exhibition Period.

(b)	IFP shall be responsible for suggesting a selection of Audio Programmes to match the Airline's demographics issued to IFP from time to time and the guideline document detailed in SCHEDULE 2 - PROGRAI\1MING GUIDELINES for each agreed Exhibition Period. The said programming guidelines may be updated from time to time upon mutual agreement of the Parties.

(c)	IFP shall ensure that each Audio Programme is consistent throughout and features songs and artists, which are relevant to the title of the Radio Channel or the Music Album category.

(d)	The Airline shall retain the right to amend the number of Audio Programmes, Radio Channels, Music Album categories, frequency and general programme specification during the period of the Agreement. However, if the current specification changes substantially then the Parties agree to review the Management Fee.

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4.2.2	Royalties and Presenters

(a)	IFP will negotiate all Presenter fees, and shall ensure that all fees are competitive and favourable to the Airline.

(b)	IFP shall use best endeavours to ensure that no Presenter used on any of the Radio Channels shall work in the same capacity for a direct competitor of the Airline without prior permission of the Airline, such permission not to be unreasonably withheld.

(c)	IFP shall be responsible for clearing Mechanical Royalties for the Audio Programmes and obtaining permission for it and/or Airline to copy, duplicate, store on IFE equipment, record and use the Audio Programmes on the Airlines' Aircraft as anticipated hereunder including in respect of all copyright works comprised in the Audio Programmes including in all music, lyrics, songs and sound recordings and for paying all Mechanical Royalties and other fees due to the copyright owner or the relevant royalty body in the country where the Programmes are produced or as required. In the UK, the rights are held by PPL (Phonographic Performance Ltd) representing record companies and MCPS (Mechanical Copyright Protection Society) representing composers, authors and publishers. Mechanical Royalties are also payable to equivalent agencies in locations where the Programme is produced outside the UK;

(d)	IFP will advise the Airline in advance of the Presenters and Mechanical Royalties fees negotiated on the Airline's behalf. IFP warrants that it will use best endeavours to negotiate favourable terms for the Airline and will provide the Airline with realistic indicative pricing during the annual budget process for approval by the Airline. IFP will not agree to or commit to any Presenter Fees or Mechanical Royalties that are greater than as stipulated in the annual budget without Airlines' consent.

(e)	IFP hereby warrants that it will secure all rights required for Airline to copy and load Audio Programmes onto its Aircraft and for the same to be used in AOD format or otherwise and will be solely liable for any claims by any rights holder in any territory.

4.2.3	Technical & Logistics

(a)	Editing

i)	IFP shall be responsible for editing Audio in accordance with the requirements of the Airline. Editing will generally involve IFP editing the Audio Programme to combine and mix music and speech content to the agreed duration, to include advertisements and other materials as requested by the Airline and to remove any material detailed in SCHEDULE 2 PROGRAMMING GUIDELINES.

ii)	IFP shall indemnify the Airline for any loss or damage arising or suffered due to errors or negligence in terms of editing, such as incorrect Stings or incorrectly placed advertisements. The total of such liability shall be limited to the total cost of Duplication and editing for the particular Programme(s) in question. IFP will not be liable under this clause if the error or negligence is the result of another third party.

(b)	Duplication and Encoding

i)	IFP shall arrange Duplication of all Audio Programmes in CD format, Encoding of the Programme in Digital Media format and/or Duplication of the Boarding Music in Flashcard format according to specifications required by the Airline.

ii)	IFP will use best endeavours to recycle Boarding Music Flashcards where possible.

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iii)	IFP warrants that all Duplication and Encoding of Audio Programmes shall be to the technical standard specified by the manufacturers of the IFE equipment selected for installation by the Airline on its Aircraft and shall otherwise be undertaken to best industry standards. The technical standard and format of the CDs, Digital Media and Flashcards supplied to the Airline shall comply with the technical requirements of the Airlines' equipment and any other technical requirements specified by the Airlines' designated engineers or representatives and shall otherwise be of merchantable quality and fit for purpose.

(c)	Quality Control and Labelling

i)	IFP shall be responsible for all quality control and labelling of all CDs in accordance with the label list issued by the Airline. IFP acknowledges that quality control and correct labelling is of the utmost importance and IFP shall be responsible for loss and damage suffered by the Airline due to incorrect labelling or poor quality control procedures. Should there be any mistakes in labelling or quality control, IFP will be responsible for rectifying the situation at their own cost.

(d)	Delivery

i)	IFP shall arrange for the delivery of the required number of CDs, the Digital Media and the Flashcards containing the Audio Programmes for each Exhibition Period to the delivery addresses set out in SCHEDULE 3 -CONTACT AND DELIVERY or such address as is otherwise specified by the Airline no later than the date of the agreed monthly timeline prior to the commencement of each Exhibition Period.

ii)	Time of delivery shall be of the essence. In case of late delivery Airline may at its discretion choose to accept a payment equal to the total value of all the Programming Costs and Technical Costs arising under this Agreement for that particular month or such pro-rata payment as the parties shall agree, as full compensation for such late delivery.

4.3	For Video Programming (Western Movies and Western Short Features):

4.3.1	Programming

(a)	IFP shall supply the Airline with a varied selection of Western Movies and Western Short Features Programmes as specified in SCHEDULE 1 - PROGRAMME SPECIFICATIONS for each agreed Exhibition Period.

(b)	IFP shall be responsible for suggesting a selection of Western Movies and Western Short Features Programmes to match the Airline's demographics issued to IFP from time to time and the guideline document detailed in SCHEDULE 2 - PROGRAMMING GUIDELINES for each agreed Exhibition Period. The said programming guidelines may be updated from time to time upon mutual agreement of the Parties.

(c)	The Airline shall retain the right to amend the number of Western Movies and Western Short Features Programmes, channels, frequency and general programme specification during the period of the Agreement. However, if the current specification changes substantially then the Parties agree to review the Management Fee.

4.3.2	Licensing

(a)	IFP will negotiate License Fees with Distributors based on the Exhibitions and commitments agreed with the Airline during the annual budget process.

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(b)	IFP shall obtain Licenses for the Western Movies and Western Short Features Programmes from Distributors, subject to the rights held by each Distributor. Such License shall set forth the Western Movies and Western Short Features Programme title, Exhibition Period and the length (in number of minutes) of the Programme.

(c)	IFP will advise the Airline in advance of any License Fee and any other fees payable for exhibition of the Western Movies and Western Short Features Programmes negotiated on the Airline's behalf, where such License Fees may exceed the amount agreed in the annual budget. IFP warrants that it will use best endeavours to negotiate favourable terms for the Airline and will provide the Airline with realistic indicative pricing during the annual budget process for approval by the Airline. IFP will not agree or commit to any Licence Fees or other fees that are greater than as stipulated in the budget, without Airlines' consent.

(d)	At the request of the Airline, IFP will license Western Movies and Western Short Features Programmes, in dual language format whether dubbed or subtitled. Any additional costs will be agreed in advance with the Airline during the annual budget process.

(e)	If a language, whether dubbed or subtitled, is created specifically for the Airline, dependant on the revenue of the booking to the Distributor, the Airline may have to bear the Technical Costs of the relevant Programme, for example, the encoding of language. IFP will advise the cost in writing to the Airline for approval prior to the booking being placed in the event that the costs are outside the scope of the budget.

4.3.3	Technical & Logistics

(a)	Following approval of the Western Movies and Western Short Features Programmes as detailed in Clause 10,

i)	IFP shall arrange Duplication of the relevant Programmes in cassette format (VHS, V8 or Hi-8) according to the tape quantity required by the Airline; and/or

ii)	IFP shall arrange Encoding of the relevant Programmes in Digital Media according to the standard required by the Airline,

IFP shall ensure that all such Duplication and Encoding is permitted under the relevant Licences.

(b)	Editing

i)	IFP shall be responsible for arranging of Editing all Western Movies and Western Short Features Programmes according to the requirements of the Airline. Editing will generally involve the Distributor's designated laboratories in Hollywood or IFP editing the Programme to include advertisements, the Airline's logos, channel Stings, warning boards, and other materials as requested by the Airline and removing sensitive scenes as outlined in the guidelines detailed in SCHEDULE 2- PROGRAMMING GUIDELINES. -

ii)	IFP shall indemnify the Airline for any loss or damage arising or suffered due to errors or negligence in terms of editing, such as incorrect Stings or incorrectly placed advertisements. The total of such liability shall be limited to the total cost of Duplication and editing for the particular Programme(s) in question. IFP will not be liable under this clause if the error or negligence is the result of another third party.

(c)	Subtitling

i)	IFP shall arrange subtitling of all Western Movies and Western Short Features Programmes where required by the Airline.

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(d)	Duplication and Encoding

i)	IFP warrants that all Duplication and Encoding of all Western Movies and Western Short Features Programmes shall be to the technical standard specified by the manufacturers of the IFE equipment selected for installation by the Airline on its Aircraft and shall otherwise be undertaken to best industry standards. The technical standard and format of the cassette and the Digital Media supplied to the Airline shall comply with the technical requirements of the Airlines' equipment and any other technical requirements specified by the Airlines' designated engineers or representatives and shall otherwise be of merchantable quality fit for purpose.

ii)	IFP shall be responsible for the Encoding of advertisements and shall be required to coordinate with the Airline's nominated Business Partners in order to ensure that the advertisements are encoded correctly and according to the timelines agreed between the Parties.

(e)	Quality Control and Labelling

i)	IFP shall be responsible for all quality control and the labelling of all Western Movies and Western Short Features Programmes in accordance with the label list issued by the Airline.

ii)	IFP acknowledge that quality control and correct labelling is of the utmost importance and IFP shall be responsible for loss and damage suffered by the Airline due to incorrect labelling or poor quality control procedures, unless due to reasons attributable to the Airline.

iii)	Should there be any mistakes in labelling or quality control, IFP will be responsible for rectifying the situation at their own cost.

(f)	Delivery

i)	IFP shall arrange for the delivery of the required number of cassettes and the Digital Media containing the Western Movies and Western Short Features Programmes for each Exhibition Period to the address set out in SCHEDULE 3 - CONTACT AND DELIVERY or such other address as is otherwise specified by Airline no later than the date of the agreed monthly timeline prior to the commencement of each Exhibition Period.

ii)	Time of delivery shall be of the essence. In case of late delivery Airline may at its discretion choose to accept a payment equal to the total value of the License Fees and Technical Costs arising under this Agreement for that particular month or such pro-rata payment as the parties shall agree, as full compensation for such late delivery.

(g)	Tape Destruction for Western Movies

i)	IFP shall be responsible for the destruction and degaussing of all Western Movie Programme cassettes returned by the Airline to IFP or IFP's nominated subcontractor.

ii)	IFP warrants that it is solely liable for the performance of any sub-contractor appointed to perform this activity and that any sub-contractor used will follow the guidelines set out by the Distributors and the MPAA when destroying and degaussing the cassettes.

4.4	Third Parties

4.4.1	IFP shall as required by Airline supply the Airlines' nominated Business Partners with full details of the Programmes, including photographs, inclusion in the Airlines' inflight entertainment guides, the Interactive Screens of the !FE system, onboard advertising and the Airlines' websites in accordance with a timetable to be agreed by the Parties from time to time.

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4.4.2	IFP will provide or contract with strategic third parties in order to provide the equipment, materials, technology, software, goods and personnel which are required by IFP to ensure that it fulfills its obligations hereunder.

4.4.3	IFP warrants that when contracting with third parties such as Distributors and Presenters, commitments made in any agreements with such parties shall not exceed the commitments including timelines agreed with the Airline. The Airline will not be liable for any liabilities arising or incurred by IFP relating to IFP contracting with third parties beyond the parameters agreed with and scope of authority provided by Airline.

4.5	IFP hereby undertakes with the Airline that it shall at all times during the continuance of this Agreement:-

4.5.1	provide the Services in accordance with the terms of this Agreement, to the highest business standards, and in an efficient and competent manner with due and professional skill and care;

4.5.2	comply with all applicable laws, ordinances, regulations and relevant standards in the performance of the Services;

4.5.3	all physical items and media supplied hereunder including COs, cassettes and the like will be provided to specification and will be of merchantable quality and fit for purpose.

4.6	In the event that IFP fails to provide the Services or the Services do not conform to the standards or specifications set out in this Agreement, the Airline, without prejudice to any other right it may have, shall be entitled to:-

4.6.1	request IFP to, at the cost and expense of FP, to redeliver any Services which are deficient or non-conforming;

4.6.2	request that IFP carry out relevant repairs or rectification of the relevant Services at such place as reasonably requested by the Airline;

4.6.3	carry out the repairs or rectification of the relevant Services itself or by others and hold IFP accountable therefor; and/or

4.6.4	withhold all or part of the payment of the Service Costs until the Services in question are satisfactorily provided or corrected or where the Service Costs have been paid, request IFP to refund the Service Costs on a pro rata basis in respect of the Services in question.

4.7	Upon notification by the Airline under Clause 4.6 of any deficiency in or non-compliance of the Services, IFP shall promptly take such action as may be required by the Airline pursuant to Clause 4.6.

4.8	In the event that in the Airline's opinion, IFP has failed to satisfactorily carry out the actions specified in any of Clauses 4.6.1 to 4.6.4 as required by the Airline, the Airline shall be entitled to: -

4.8.1	refuse to accept any Services or any further performance ofIFP without liability;

4.8.2	engage any person to provide the Services and require IFP to bear the full cost thereof; and/or

4.8.3	terminate this Agreement and treat itself as discharged by IFP's breach.

5.	AIRLINE OBLIGATION

5.1	Programming

5.1.1	In the event that the Airline procures programmes through sources other adherence to technical specification, copyrights and all other associated exhibition rights and fees in relation to such programmes.

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5.2	Information

5.2.1	The Airline will provide details of the BOP by no later than October each year of this Agreement in order for IFP to calculate the required flight levels for movie License Fees and the required quantities of Cassettes, CDs,Intermasters and Flashcards for the following year's budget.

5.2.2	The Airline will at times to be agreed advise IFP of the required quantity and format of the cassettes, CDs, Flashcards, Digital Media for each Exhibition Period.

5.2.3	The Airline shall agree to keep IFP informed as to the technical specification of equipment installed on each Aircraft, and the relevant specification for each applicable IFE system. The Airline shall give IFP notice of any change or addition in specification in accordance with the monthly timeline.

5.2.4	The Airline shall agree to provide updated retrofit plans, demographics and available survey results to IFP; however, IFP must proactively request information of this nature in order to provide the Services.

5.2.5	The Airline shall notify IFP of the labelling requirements and packaging requirements in preparation for shipment.

5.3	Advertising & Promotional Material

5.3.1	The Airline or its appointed agents shall supply written details to IFP of any sponsorship, advertising, airline logos etc to be included in the Programmes in accordance with the monthly timeline. Such details shall include the name of each sponsor or advertiser, the duration of the advertisement and any special instructions pertaining to the placing of the advertisement.

5.3.2	The Airline or its appointed agents shall arrange for the delivery to IFP of the advertisements required for insertion in accordance with the monthly timeline. Such advertisements shall normally be delivered on Betacam SP together with a review copy on VHS.

5.3.3	In the event that the Airline chooses to use promotional material of the Programmes, it must use the promotional material supplied by the Distributors and comply with all written instructions supplied with such promotional material. The Airline agrees not to modify such material in any way and to use the promotional material solely for the Airline's inflight entertainment guides, the Interactive Screens of the IFE system, onboard advertising and the Airlines' websites. It is the responsibility of the Airline to obtain permission for any other use of the promotional materials of the Programmes.

5.4	Video Cassettes, CDs and Digital Media

5.4.1	The Airline shall use its reasonable endeavours to ensure that the video cassettes, CDs or Digital Media incorporating Programmes remain in Cathay's or Dragonair's possession and control (as the case may be) for the authorised Exhibition Period.

5.4.2	The Airline will use reasonable endeavours to prevent damage to or loss, theft, conversion or destruction of any cassette, CDs or Digital Media incorporating the Programmes. The Airline will notify IFP in writing of any such damage, theft, loss conversion or destruction and will cooperate with IFP and or the Distributor in any reasonable attempt to recover such cassettes, CDs or Digital Media.

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5.4.3	The Airline shall undertake not to duplicate, copy, edit, exhibit, promote or sell any of the cassettes, CDs or Digital Media other than the permitted use of the Programmes on flights operated by the Airline and excepting material that is the property of the Airline.

5.4.4	At the conclusion of the agreed Exhibition Period for a Programme, the Airline shall within forty five (45) days of the end of the Exhibition Period;

(a)	Return the movie cassettes to the address detailed in SCHEDULE 3 - CONTACT AND DELIVERY for IFP to arrange destruction of the cassettes; and

(b)	erase all Digital Media from the Aircraft's digital servers.

5.5	Music Royalties Licenses

5.5.1	The Airline shall make all necessary payments for any and all rights, Licenses and other clearances for the performance of music contained in the soundtrack of the Programmes or advertisement that may be applicable by Public Performance Rights regulations in the Airlines' country of registration.

6.	SERVICE COSTS

6.1	In consideration of the Services to be rendered by IFP under this Agreement, the Airline shall pay to IFP the fees specified below (the "Service Costs"). The detailed budget is included in SCHEDULE 4- BUDGET FOR ***.

6.2	For Audio Programming

6.2.1	Management Fee

(a)	The annual Management Fee for Audio has been agreed by the parties and will be reviewed annually pursuant to Clause 11 or as otherwise agreed by the parties and will be paid in equal instalments on a monthly basis. The Management Fee comprises a labour cost, overhead cost and a profit margin and these costs will be taken into account in fixing any adjustment to the Management Fee.

(b)	Labour Cost:

i)	should include costs of in-house labour working directly on the Airlines' account, for example, Personnel involved in account servicing, programming, logistics support, etc. Labour costs related to technical processes, such as editing, Encoding, Duplication, quality control and labelling should not be included in any assessment of labour costs for the purposes of assessing the Management Fee;

ii)	should reflect actual salary cost and include all staff benefits, insurance, pension, healthcare, tax, and other benefits; and

iii)	will be calculated based on the estimated man-days required and man-day rates of each of IFP's Personnel involved in the provision of the Services.

(c)	Overhead Cost:

i)	should include all non-labour related operating costs, including rent, rates, labour cost related to support services such as finance, I.T., and other like costs required for the provision of the Services. Overhead costs related to technical processes should not be included and they should be covered by the rates of technical services; and

ii)	should be presented as a percentage of the labour cost, namely, *** for this Agreement.

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(d)	Profit Margin:

i)	should be calculated as a percentage of total of the labour cost and overhead cost, namely, *** for this Agreement.]

(e)	The agreed annual Management Fee for Audio is fixed and firm for the duration of this Agreement, unless agreed otherwise between the parties taking into account any adjustment in labour costs and overhead costs.

6.2.2	Programming Cost

(a)	Programming Cost shall include the hourly rates for programming in a studio and using a computer edit facility, but does not include the cost of the producers.

(b)	Programming Cost shall be agreed during the annual budget meetings and will be discussed on a Programme by Programme basis showing a detailed breakdown of the hours spent using studio and computer for each Audio Programme. It will also include the Programming Costs related to AOD Music Albums and Boarding Music.

(c)	The agreed rate for programming in studio is *** for Radio Channels produced in Hong Kong, *** for Radio Channels produced in Singapore and *** for Radio Channels produced in London and Los Angeles. The agreed rate for programming using a computer edit facility is ***.

6.2.3	Presenter Cost

(a)	IFP will use best endeavours to provide competitive prices for costs of Presenters and will ensure that such costs charged to the Airline shall not exceed those agreed between the Parties during the annual budget review process.

(b)	Presenter costs will be charged to the Airline at cost with no mark up or commission whatsoever and will be subject to review on an annual basis.

6.2.4	Mechanical Royalties

(a)	IFP shall be responsible for using best efforts to understand the relevant royalty laws and negotiating favourable Mechanical Royalties on behalf of the Airline. The current agreement is *** of the cost related to music production (Management Fee and Programming Cost), CD Duplication and Encoding.

(b)	Mechanical Royalties will be charged to the Airline at cost with no mark up.

6.2.5	Technical Costs

(a)	All Technical Costs of whatever nature will be charged to the Airline at cost, with no additional mark up or commission. All Technical Costs will be subject to review on an annual basis and shall not exceed costs stipulated in the annual budget unless agreed by Airline.

(b)	Duplication Cost

i)	For Cathay, 6 CDs are used to contain the 22 Radio Channels and the agreed unit cost is ***. Intermasters are used for the Duplication of the Radio Channels and the agreed unit cost is ***. Flashcards are used for the Duplication of Boarding Music and the agreed unit cost ***.

ii)	For Dragonair, 4 CDs are used to contain 16 Radio Channels and the agreed unit cost is *** per CD. Intermasters are used for the Duplication of the Radio Channels and the agreed unit cost is ***. Flashcards and Cassettes are used for the Duplication of Boarding Music and the agreed unit cost is *** for Flashcard and *** for cassette.

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iii)	Costs relating to Duplication includes costs for quality checking/labelling and all associated Duplication costs.

iv)	Duplication costs charged to the Airline will remain fixed and firm for the duration of this Agreement unless subject to a decrease due to efficiencies in working practice. Duplication costs may not exceed the costs stipulated for Duplication in the annual budget unless agreed by Airline.

(c)	Encoding Cost for Cathay

i)	The agreed encoding rate is *** per minute for encoding of Radio Channels, *** per minute for encoding of Boarding Music in Flashcard for Panasonic System, and *** per minute for encoding of Boarding Music in CD Rom for KID System.

ii)	The Cost of Encoding includes costs for quality checking and all associated Encoding costs.

iii)	Encoding costs charged to the Airline will remain fixed and firm for the duration of this Agreement unless subject to a decrease due to efficiencies in working practice. Encoding costs may not exceed the costs stipulated for Encoding in the annual budget unless agreed by the Airline.

6.3	For Video Programming

6.3.1	Management Fee

(a)	The annual Management Fee for video Programmes has been agreed by the parties and will be reviewed annually pursuant to Clause 11 or as otherwise agreed and will be paid in equal instalments on a monthly basis. The Management Fee comprises labour cost1 overhead cost and a profit margin and these costs will be taken into account in fixing any adjustment to the Management Fee.

(b)	Labour Costs:

i)	should include costs of in-house labour working directly on the Airline's account1 for example1 Personnel involved in account servicing, programming, logistics support, etc. Labour costs related to technical processes, such as editing, Encoding, Duplication, quality control and labelling should not be included in the labour costs for the purposes of assessing the Management Fee;

ii)	should reflect actual salary cost and include all staff benefitS1 insurance, pension, healthcare 1 tax 1 and other benefits; and

iii)	will be calculated to each category, Western Movies and Western Short Features1 based on the estimated man-days required and man-day rates of each of IFP's Personnel involved in the provision of the Services for each category.

(c)	Overhead Costs:

i)	should include all non-labour related operating costs, including rent, rates, labour cost related to support services such as finance, I.T., and other like costs required for the provision of the Services. Overhead costs related to technical processes should not be included and they should be covered by the rates of technical services; and

ii)	should be presented as a percentage of the Labour Cost, namely/*** for this Agreement.

(d)	Profit Margin:

i)	should be calculated as a percentage of tota l of the labour cost a nd overhead cost namely1 *** for this Agreement.

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(e)	The agreed annual Management Fee for video is fixed and firm for the duration of this Agreement, unless agreed otherwise between the parties, taking into account any adjustment in labour costs and overhead costs.

6.3.2	License Fees

(a)	In all circumstances, IFP will use best endeavours to negotiate favourable and continuously improving rates and terms with Distributors and will pass on any reduction in price to the Airline. IFP will on request provide the Airline the details of terms negotiated with Distributors including copies of relevant agreements.

(b)	The Parties will jointly agree the necessary commitments to be made with individual Distributors.

(c)	License Fees will be charged to the Airline at cost with no mark up or commission whatsoever and will be subject to review on an annual basis.

6.3.3	Technical Costs

(a)	All Technical Costs of whatever nature will be charged to the Airline at cost, with no additional mark up or commission. All Technical Costs will be subject to review on an annual basis and shall not exceed the costs stipulated in the annual budget unless otherwise agreed.

(b)	In the event that the same programme is used for both Cathay and Dragonair, the Technical Costs should be equally shared between Cathay and Dragonair.

(c)	Master Cost

i)	For Western Movies, the master costs are included in the cost of License Fees;

ii)	For Western Short Features, the master cost is charged by the Distributors and the budgeted master cost is *** for 30-minute Programmes and *** for 60-minute Programmes. IFP will ensure that the Master costs charged to the Airline shall not exceed those agreed between the Parties during the annual budget review process. Any increase in budgeted costs must be agreed in advance by Airline.

(d)	Insertion Fee for Western Movie Programmes

i)	The insertion fee refers to the cost to insert advertisements, channel Stings, and warning boards into the Programmes.

ii)	IFP will use best endeavours to provide competitive prices for insertion fees and will ensure that the insertion fees charged to the Airline shall not exceed those agreed between the Parties during the annual budget review process. The budgeted insertion fee is *** per movie and this may not be increased unless the Airline provides approval in advance.

(e)	Editing Cost for Western Short Feature Programmes

i)	The Editing refers to the process to insert advertisements, channel stings, warning boards to the Programmes and removal of sensitive scenes from the Programmes.

ii)	Editing Cost is calculated based on the hourly rates of ***, the number of edit hours required and the cost of betacam SP tape for each cassette length, as agreed between the Parties during the annual budget review process. The agreed unit editing cost is *** for 135-minute programme and *** for 60-min programme and *** for 60-minute programme shown on AVOD system only.

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iii)	The hourly rates of *** for Editing will remain fixed and firm for the duration of this Agreement unless subject to a decrease due to efficiencies in working practice.

iv)	Editing costs may not exceed the costs stipulated in the annual budget unless agreed by the parties.

(f)	Subtitling Cost

i)	IFP will use best endeavours to provide competitive prices for subtitling costs and will ensure that the subtitling cost charged to the Airline shall not exceed those agreed between the Parties during the annual budget review process. The budgeted subtitling cost is *** for 30-minute programme and *** for 50- minute programme and these may not be increased unless the Airline provides approval in advance.

(g)	Duplication Cost

i)	Duplication for Western Movies is performed by the Distributor's designated laboratories in Hollywood. IFP will use best endeavours to provide competitive prices for Duplication and will ensure that the Duplication rates charged to the A irline shall not exceed those agreed between the Parties during the annual budget review process. The lock-up cost and applicable tax of *** will be added to the Duplication cost. The budgeted Duplication rates are:

	VHS Tape	V8 or Hi-8 Tape
For Cathay:
120-minute	***	***
Kids Movies	***	***
For Dragonair:
120-minute	***	***
Kids Movies	***	***

ii)	Duplication for Western Short Features is performed by IFP. The agreed duplication rates are:

	VHS Tape	V8 or Hi-8 Tape
For Cathay:
135-minute	***	***
60-minute	***	***
For Dragonair:
130-minute	***	***
80-minute	***	***
60-minute	***	***
30-minute	***	***

iii)	Duplication cost charged to the Airline will remain fixed and firm for the duration of this Agreement unless subject to a decrease due to efficiencies in working practice. For the avoidance of doubt Duplication costs may not exceed the costs stipulated for Duplication in the annual budget unless agreed in advance by Airline.

(h)	Encoding Cost

i)	Encoding for Western Movies is performed by the Distributor's designated laboratories in Hollywood. IFP will use best endeavours to provide competitive prices for Encoding and will ensure that the Encoding rates charged to the Airline shall not exceed those agreed between the Parties during the annual budget review process. The budgeted Encoding rate is *** for recall fee, *** per minute for single language, *** per minute for dual language, *** per minute for adding a second language to a recall file and *** for cost of encryption and output.

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ii)	Encoding for Western Short Features and advertisements is performed by IFP. The agreed encoding rate is *** per minute for single language and dual language. Encoding Cost charged to the Airline will remain fixed and firm for the duration of this Agreement unless subject to a decrease due to efficiencies in working practice.

iii)	If the Digital Media of a Western Movie is available in IFP's library, IFP will offer the Airline a recall rate of *** per minute.

iv)	For the avoidance of doubt Encoding costs may not exceed the costs stipulated for Encoding in the annual budget unless agreed in advance by Airline.

(i)	Cost of Quality Control, Labelling and Destruction

i)	For Western Movies, IFP will use best endeavours to provide competitive prices for quality control, la belling and destruction and will ensure that the costs charged to the Airline shall not exceed those agreed between the Parties during the annual budget review process. The agreed unit price per cassette is ***.

ii)	For Western Short Features, the costs of Quality Control and Labelling are covered by the Duplication Cost and Encoding Cost while destruction of cassette is performed by the Airline.

6.4	Other Costs

6.4.1	The cost of providing all Services hereunder (other than as specified above as being the subject of specific fees and charges) including the cost of co-ordinating, managing and sending promotional materials to the relevant parties, for the Interactive Screens will be covered by the Management Fee for Audio and video.

6.4.2	IFP will send master cassettes and other material to Hong Kong or IFP's London office via the Airline's designated courier company, who will invoice the Airline directly.

6.4.3	If IFP incur costs over budget in providing Services and such increase in costs are not agreed in advance by Airline, then IFP shall be responsible for such costs.

7.	SHARING OF COST SAVING

7.1	The Airline agrees to share a portion of the cost savings achieved by IFP through the negotiation of the License Fees for Western Movies and Western Short Features as an incentive to IFP to optimize License Fees in favour of the Airline.

7.2	For Western Movies:

7.2.1	For the period of ***

(a)	The saving in License Fees has been calculated based on rates proposed in the IFP response to the RFP minus the actual spend on License Fees (excluding the deal with ***); and

(b)	The Airline has shared with *** of the saving achieved which was ***.

7.2.2	For the year of ***

(a)	The saving in License Fees shall be calculated based on a target reduction of *** (or another amount to be mutually agreed) from the rates agreed in the annual budget minus the actual spend on License Fees; and

(b)	The Airline will share with IFP *** of the saving achieved or *** whichever is lower provided that the IFP scores an average of *** or higher on the Key Performance Indicators during the two Performance Reviews per year.

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7.3	For Western Short Features:

7.3.1	For the period of ***

(a)	The saving in License Fees has been calculated based on rates proposed in the IFP response to the RFP minus the actual spend on License Fees (excluding the deal with ***); and

(b)	The Airline has shared with IFP *** of the saving achieved which was ***.

7.3.2	For the year of ***

(a)	The saving in License Fees shall be calculated based on a target reduction of *** (or another amount to be mutually agreed) from the rates agreed in the annual budget minus the actual spend on License Fees; and

(b)	The Airline will share with IFP *** of the saving achieved or *** whichever is lower provided that the IFP scores an average of *** or higher on the Key Performance Indicators during the two Performance Reviews per year.

8.	PAYMENT SCHEDULE, INVOICING AND REPORTING

8.1	IFP shall issue invoices in US Dollar or UK Pounds to the Airline the month prior to the Exhibition Period concerned, i.e. the invoice will be received by the Airline on the 1st day of the month prior to the Exhibition Period in question. For example, the Airline will receive invoices for January play cycle by 1st December.

8.2	Encoding fees will be charged as per the budgeted amount using an average for each title based on the number of languages required. A reconciliation against actual will take place on a quarterly basis and a credit or invoice will be issued for the difference.

8.3	Quotations for any additional requirements not detailed in the annual budget must be sent in advance to the Manager Inflight Communication and Entertainment of the Airline for approval. Only expenses that have been pre-approved by the Airline will be payable by the Airline.

8.4	Amounts payable by the Airline under this Agreement shall absent dispute be paid in full within forty five (45) days of the end of the month after the receipt by the Airline of the relevant invoice from IFP. All monthly invoices from IFP shall be addressed for the attention of the Airline's Manager Inflight Communication and Entertainment.

8.5	A summary report of the expenses will be provided to the Airline twice a year. The Parties will agree the format for such report.

8.6	If any withholding, deduction or retention is required by law to be made by the Airline in respect of any payments made to IFP under this Agreement,IFP shall not be entitled to be paid or reimbursed the amount of such withholding, deduction or retention or to be paid an extra amount to ensure that it receives the payment it would have received if such withholding, deduction or retention were not ma-de.

9.	CANCELLATION

9.1	The Airline may require IFP to change, reject, cancel or stop any and all bookings, or previously agreed Programmes, and IFP shall in such circumstances take all possible steps to comply, provided that IFP can do so within its contractual obligations to Distributors, and other suppliers, as such obligations have been entered into in accordance with the authority provided by Airline. IFP shall be fully responsible for any liabilities or costs incurred due to IFP entering into contracts with Distributors which provide for commitments greater than that agreed to by Airline. If Airline changes, cancels or stops any previously agreed bookings, it will pay IFP reasonable costs of work completed to date relating to the bookings in question, based on the terms of Clause 6. In the event of this occurrence, IFP will provide supporting documentation needed to determine the amount of payment and will use best endeavours to mitigate the cost to the Airline. IFP shall not be entitled to any such payment if Airlines' changed, cancelled or cessation of a booking is due to a breach by IFP on its obligation hereunder.

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9.2	In the event that a Programme agreed to by the Parties as detailed in Clause 10 subsequently becomes unavailable by the Distributor, then IFP will use best endeavours to ensure that any additional costs incurred by the Airline from any third party or Business Partners as a result of such late change in a Programme title are covered by the Distributor. Such costs may include but are not limited to costs related to integration, Interactive Screen changes, translation and will be covered by the Distributor in terms of a credit payment or reduction in future licence fees from the Distributor in question.

10.	APPROVALPROCESS
10.1	IFP shall provide the Airline with a selection of recommendations for each Programme including a synopsis of the content for video Programmes and a line up of proposed tracks and artists for audio Programmes according to the monthly programming timeline.

10.1.1	For Western Movie Programmes, it is approximately nine (9) weeks prior to the first day of the scheduled Exhibition Period.

10.1.2	For Western Short Feature Programmes, it is approximately fifteen (15) weeks prior to the first day of the scheduled Exhibition Period.

10.1.3	For Audio Programmes, it is approximately thirteen (13) weeks prior to the first day of the scheduled Exhibition Period.

10.2	The Airline shall confirm the Programmes to be produced or licensed according to the monthly programming timeline.

10.2.1	For Western Movie Programmes, it is approximately eight (8) weeks prior to the first day of the scheduled Exhibition Period.

10.2.2	For Western Short Feature Programmes, it is approximately fourteen (14) weeks prior to the first day of the scheduled Exhibition Period.

10.2.3	For Audio Programmes, it is approximately twelve (12) weeks prior to the first day of the scheduled Exhibition Period.

10.3	The following procedures should be followed for the approval process:

10.3.1	In the event of a notification by the Airline that any of the Programmes proposed in Clause 10.1 for approval are unsuitable for any reason and rejected by the Airline, IFP shall arrange for alternative Programmes to be suggested for immediate consideration by the Airline.

10.3.2	The process described in Clause 10.3.1 shall be repeated until such time as the Airline has approved the suggested Programme line up for the Exhibition Period in question and such process shall be undertaken in accordance with a timetable as may be agreed by the Parties. Once approved by the Airline, the Airline shall be liable for any additional costs incurred by IFP in implementing any further changes or amendments to the Programme(s) as requested by the Airline.

10.4	The Airline's written approval of the Programmes will be IFP's authority to proceed. The Airline will endeavour to provide approvals within the time period detailed in Clause 10.2.

10.5	Any reference in this Agreement to the Airline's written approval shall mean written approval by representatives of the Airline who are authorised to approve IFP's work and whose names are set out below:

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"Authorised Person" of the Airline

Manager, Product

Manager Inflight Communication & Entertainment

10.6	Any reference in this Agreement to Airline's written approval regarding commercial and contractual issues shall mean written approval by representatives of the Airline who are authorised to approve IFP's commercial and contractual issues and whose names are set out below:

"Authorised Person" of the Airline Manager

Purchasing, Marketing & Product Assistant

Purchasing Manager - Marketing

10.7	Any change to the foregoing authorised persons during the term of this Agreement will be notified in writing by the Airline to IFP.

10.8	For the purposes of this Agreement "written approval" shall include approval signified by:

10.8.1	fax on the Airline's notepaper bearing the signature of an Authorised Person;

10.8.2	oral approval given by an Authorised Person provided this is in circumstances where time does not permit written approval and is subsequently supported by written confirmation within 24 hours; and

10.8.3	e-mail emanating from the personal e-mail address of an Authorised Person.

10.9	Where approvals or consents are required from Airline, Cathay has the authority to provide the same on behalf of itself and Dragonair, and IFPshall only obtain such approvals or consents from Cathay accordingly.

10.10	Where an obligation is owed to IFP hereunder by Airline, such obligation shall be satisfied by either Cathay or Dragonair performing or undertaking the obligation.

11.	BUDGET PROCESS AND MEETINGS

11.1	Budget Process

11.1.1	In September every year the Parties will jointly determine the annual costs for all aspects of the Services for the following year. *** Budget is included in SCHEDULE 4 - BUDGET FOR ***.

11.1.2	IFP will be responsible for drafting the budget, and providing indicative pricing for annual costs for all aspects of the Services.

11.1.3	The Parties will jointly calculate the required number of Exhibitions, number of cassettes and COs to be used for the following year's budget using the information provided by the Airline.

11.2	Meetings

11.2.1	Throughout the year, the Parties will be expected to meet on a regula r basis in order to conduct performance reviews, discuss strategy, analyse passenger feedback and survey results, decide themes and finalise budgets and commercial issues.

11.2.2	In order to conduct such meetings, if such meetings are to be held in Hong Kong, the Airline will provide Sub-load Tickets to relevant IFP Personnel, as deemed necessary. The issuance of tickets will be at the sole discretion of the Manager Inflight Communication and Entertainment of the Airline. At all times IFP's employees must adhere to the Airline's Sub-load travel policy issued to IFP from time to time.

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11.2.3	On a bi-annual basis (twice every year), the Parties will conduct a Performance Review whereby the Airline will score IFP's performance against a set of predetermined Key Performance Indicators while IFP will give feedback on the Airline's performance. The Key Performance Indicators and the Airline feedback form are detailed in SCHEDULE 5 - KEY PERFORMANCE INDICATORS.

12.	BUSINESS PARTNERS

12.1	IFP shall co-operate fully with all the Airline's suppliers who have been appointed to provide the Airline's IFE services. IFP shall endeavour to ensure that all aspects of the Services are correctly integrated where necessary with other work, services, materials, processes and equipment supplied or operated by the Airline's Business Partners in fulfilment of the Services and in meeting the deadlines laid down by the Airline or the Airline's Business Partners. The Airline will ensure that its Business Partners who have been appointed to provide services that are relevant to this Agreement cooperate with IFP as reasonably necessary for IFP to perform the Services under this Agreement.

12.2.	IFP warrants that it will use best endeavours to work co-operatively with all nominated Business Partners of the Airline to ensure that attention to detail, timelines, minimisation of additional costs and on time delivery are ensured for the Services.

13.	INTELLECTUAL PROPERTY RIGHTS

13.1	The Airline retains all Intellectual Property Rights in all specifications, documents and reports supplied to IFP by the Airline in connection with this Agreement and the Services.

13.2.	IFP will be responsible for obtaining and warrants that it will obtain all copyright permissions and Exhibition rights and all other similar rights and permissions relating to the Programmes required to enable the Airline to use the Programmes on all Aircraft as anticipated hereunder, including all rights to duplicate, load and for passengers to use such Programmes and associated copyright works and all charges, fees, or royalties chargeable for the exercise of the above rights and liabilities shall be borne by FP.

13.3	IFP further warrants that the Exhibitions of the Programmes (including any foreign language sound track and/or subtitles) and reproduction or use of the Programmes will not infringe the copyright, performing rights, moral rights or any other rights of any third party whatsoever and that the Programmes will not be obscene or defamatory.

13.4	Ownership and all copyright and all other intellectual property rights in the Programmes shall be retained at all times by the original Distributors, suppliers or copyright owners.

13.5	All rights, title and interest in material, such as airline logos, fillers or advertisements which are inserted in Programmes exclusively for the - Airline (including all Intellectual Property Rights therein) shall vest in and/or remain the property of the Airline or the third party supplier of such material (as the case may be).

13.6	For the purposes of this Clause, "Intellectual Property Rights" means patents, trademarks, design rights (whether registrable or otherwise), applications for any of the foregoing, copyright, database rights, know-how, trade or business names and other similar rights or obligations whether registrable or not in any country.

13.7	The parties acknowledge that Airline will be responsible for paying any royalties due to Phonographic Performance (South East Asia) Ltd and CASH in respect of Public Performance Rights and the performance of music and sound recordings on Aircraft.

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14.	INSURANCE

14.1	Without limiting any obligation of IFP hereunder, it is agreed that IFP shall effect and maintain at its own expense at all times for the duration of this Agreement the following policies of insurance:-

14.1.1	Workers' Compensation and Employers' Liability Insurance with a limit of liability of not less than *** covering all claims and liabilities in respect of the death of or injury to any person employed by, or who is deemed to be a worker of IFP or any sub-contractor of IFP in connection with the provision of the Services;

14.1.2	Insurance covering general third party liability with a limit of liability of not less than ***; and

14.1.3	such other insurance as reasonably requested by the Airline in writing from time to time.

14.2	IFP shall:-

14.2.1	observe and perform all terms and conditions of such insurance and pay all deductibles;

14.2.2	on request provide the Airline with the certificates or policies of the insurances, other details of the insurance and evidence of currency and premium payment; and

14.2.3	ensure that all insurance arranged by IFP are effected with reputable financially secure insurers approved by the Airline and that all insurance is on terms acceptable to the Airline.

14.3	If IFP fails to take out any of the insurance required under this Clause, the Airline may at its sole discretion take out and maintain such insurances and deduct the costs from any moneys due to IFP or treat the failure to insure as a material breach under this Agreement.

15.	REPRESENTATIONS AND WARRANTIES

15.1	Each Party represents and warrants to other Party as follows:-

15.1.1	it is a company or corporation duly incorporated under the laws of the place of its incorporation and has the corporate power and authority to accept the terms of this Agreement and to perform its obligations under it; and

15.1.2	its entry into this Agreement has been duly and validly authorised and all requisite corporate action has been taken in order to make such entry valid and binding upon it in accordance with the terms of this Agreement.

16.	TERMINATION

16.1	Either Party may terminate this Agreement by giving to the other Party no less than *** notice in writing after the Initial Term.

16.2	Either Party may terminate this Agreement with immediate effect by sending a written notice to the other Party if:

16.2.1	that other Party commits a material breach of its obligations under this Agreement and, in the case of a breach capable of remedy as determined under Clause 16.3, such breach is not remedied within fourteen (14) days of that other Party being specifically required to do so;

16.2.2	a receiver, manager, administrator or like person takes possession or is appointed of the whole or any part of the undertaking or property of that other Party;

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16.2.3	an order is made by a Court for the winding-up of that other Party or a resolution is passed by the shareholders of that other Party for its winding-up, except for the purposes of amalgamation or reconstruction in such manner that the resulting company is bound by and assumes the obligations imposed on that other Party by this Agreement;

16.2.4	that other Party ceases to pay its debts or becomes unable to pay its debts;

16.2.5	anything having a similar effect with any of the events referred to in Clauses 16.2.2 to 16.2.4 inclusive under the law of any jurisdiction occurs in relation to that other Party;

16.2.6	that other Party disposes of the whole or any substantial part of its undertaking or assets; or

16.2.7	that other Party ceases or threatens to cease to carry on all or any substantial part of its business.

16.3	For the purposes of Clause 16.2.1, a breach shall be considered capable of remedy if the Party in breach can comply with the provision in question in all respects to the sole satisfaction of the other Party, other than as to the time of performance, provided that time of performance is not of the essence.

16.4	The termination of this Agreement shall be without prejudice to any rights, obligations and liabilities of any Party which have accrued at the time of termination.

16.5	Upon any termination of this Agreement (howsoever occasioned), IFP shall forthwith deliver up to the Airline all copies of any information and data supplied to IFP hereunder and shall certify to the Airline that no copies of such information or data have been retained.

17.	INDEMNITY BY IFP

17.1	IFP shall indemnify on demand and hold harmless the Airline and its employees, directors, agents and officers from and against any and all costs, damages, expenses, losses, claims or liability incurred by it (including all costs and expenses which the Airline may incur in defending any proceedings) arising out of or in connection with (directly or indirectly) this Agreement, including but not limited to:-

17.1.1	any breach of any terms of this Agreement or the performance of the Services by IFP;

17.1.2	any breach of any warranty or undertaking given by IFP or implied by applicable law in relation to the Services or the provision of the Services;

17.1.3	any negligent or wrongful act or omission of IFP or its employees, directors, agents or officers;

17.1.4	any disputes, claims or proceedings brought by a third party alleging that the Services (or the provision thereof) or the Programmes and/or associated materials provided by IFP hereunder or the copying or use thereof infringe any patent, copyright, design right, trademark or other intellectual property rights of any other person; and/or

17.1.5	any non-compliance of the Services with the specifications set out in SCHEDULE 1- PROGRAMME SPECIFICATIONS.

except to the extent that such costs, damages, expenses, losses, claims or liability are due to the gross negligence or wilful misconduct of the Airline or its employees, directors, agents or officers.

17.2	This indemnity shall survive termination of this Agreement.

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18.	ENTIRE AGREEMENT

18.1	This Agreement supersedes any agreements made or existing between the Parties before or simultaneously with this Agreement in respect of the provision of services similar to the Services (all of which shall be deemed to have been terminated by mutual consent with effect from the commencement date of this Agreement but without prejudice to the rights and liabilities of the Parties accrued before such date), and constitutes the entire understanding between the Parties in relation to the subject matter of this Agreement.

19.	REMEDIES CUMULATIVE

19.1	The rights of the Parties under this Agreement are cumulative and do not exclude or restrict any other rights (except as otherwise provided in the Agreement).

20.	NO WAIVER

20.1	No delay or failure by either Party to exercise any of its powers, rights or remedies under this Agreement shall operate as a waiver of them, nor shall any single or partial exercise of any such powers, rights or remedies preclude any other or further exercise of them. No provision of this Agreement and no breach of any provision of this Agreement shall be waived, altered or modified except by written instrument. No waiver of any breach shall affect or alter this Agreement, but each and every provision of this Agreement shall continue in full force and effect with respect to any other breach then existing or subsequent breach of any provision.

21.	SEVERANCE

21.1	If any provision of this Agreement is not or ceases to be legal, valid, binding a nd enforceable under the law of any jurisdiction, neither the legality, validity, binding effect or enforceability of the remaining provisions under that law nor the legality, validity, binding effect or enforceability of that provision under the law of any other jurisdiction shall be affected.

22.	AMENDMENT

22.1	No amendment to this Agreement will be effective unless in writing and executed by all the Parties.

23.	CONFIDENTIALITY

23.1	Each Party shall treat as confidential all confidential information obtained from the other pursuant to this Agreement and shall not divulge such information to any person (except to such party's own employees and then only to those employees who need to know the same) and shall not use the information for any purpose other than for which it was provided without the other Party's prior written consent. This clause shall not extend to information (i) which was rightfully in consent. This clause shall not extend to information (i) which was rightfully in the possession of such Party prior to the commencement of negotiations leading to this Agreement, (ii) which is already public knowledge or becomes so at a future date (otherwise than in breach of this clause), (iii) which is trivial or obvious, (iv) which is required to be disclosed to comply with any court order or stock exchange requirement, or (v) where disclosure is required by law. Each Party shall ensure that its employees are aware of and comply with the provisions of this clause. If IFP appoints any sub-contractor then IFP may disclose confidential information to such subcontractors, subject to Airline's prior consent, which shall not be unreasonably withheld, and such sub-contractors or assignees agreeing to the same confidentiality terms as contained herein.

23.2	The provisions of this Clause 23 shall survive the expiration or termination of this Agreement.

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23.3	In particular during and after termination of this Agreement IFP acknowledges its responsibility to treat in complete confidence all the demographic, marketing and sales information and statistics relating to the Airlines' business which Airline may supply IFP in the course of this Agreement.

24.	ADVERTISING

24.1	Neither IFP or its affiliates nor any of its employees, agents or subcontractors shall mention the name of the Airline in any advertisement, public relations exercise or promotional material relating to or arising out of this Agreement without the prior written permission of the Airline. Such permission shall not be unreasonably withheld.

25.	ASSIGNMENT

25.1	No Party may assign or subcontract any of the rights or obligations of that Party under this Agreement without the prior written consent of other Party to this Agreement. Such consents shall not be unreasonably conditioned, withheld or delayed except that the Airline may assign or sub-contract the whole or any part of its rights or obligations to any of its subsidiaries or affiliates.

25.2	In the event of the Airline consenting to any sub-contracting of the whole or any part of this Agreement, IFP undertakes and warrants to the Airline as follows:

25.2.1	that any agreement between IFP and such a sub-contractor shall be in the same form as the relevant parts of this Agreement and without limitation the agreement with a subcontractor shall include provisions regarding confidentiality and liability for loss, termination, force majeure, damage, negligence and infringement to intellectual property rights where appropriate;

25.2.2	that the sub-contractor shall comply with its obligations under such Agreement so as to ensure that all the obligations of IFP under this Agreement are fully performed and IFP shall be responsible for all liabilities, acts and omissions of any subcontractor; and

25.2.3	that if it subcontracts any part of the Services, that its subcontractors shall be fully experienced, properly qualified and properly organised, equipped and financed to undertake such subcontracted Services.

25.3	If in the course of providing the Services during the Term of this Agreement IFP decides to use the services of any company in which IFP has a material financial interest, IFP will declare this and before commissioning such services obtain the consent of the Airline thereto.

26.	EXPENSES

26.1	Each of the Parties is responsible for that Party's own legal and other expenses incurred in the negotiation, preparation and completion of this Agreement.

27.	FORCE MAJEURE

27.1	In this Agreement, "force majeure" shall mean any cause preventing a Party from performing any or all of its obligations which arises from or is attributable to acts, events, omissions or accidents beyond the reasonable control of the Party so prevented, including without limitation, strikes, lock-out or other industrial disputes (whether involving the workforce of the Party so prevented or of any other Party), act of God, war, riot, civil commotion, malicious damage, compliance with any law or governmental order, rule, regulation or direction, accident, breakdown of plant or machinery, fire, flood, or storm.

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27.2	If a Party is prevented or delayed in the performance of any of its obligations under this Agreement by force majeure, that Party shall immediately serve notice in writing on the other Party specifying the nature and extent of the circumstances giving rise to force majeure, and shall, subject to service of such notice and to performance of its obligation under Clause 27.4, have no liability in respect of the performance of such of its obligations as are prevented by the force majeure events during the continuation of such events, and for such time after they cease as is necessary for that Party, using all reasonable endeavours, to recommence its affected operations in order for it to perform its obligations.

27.3	If a Party is prevented from performance of its obligations for a continuous period in excess of three (3) months, the other Party may terminate this Agreement immediately on service of written notice upon the Party so prevented, in which case no Party shall have any liability to any other except that rights and liabilities which accrued prior to such termination shall not be affected.

27.4	The Party claiming to be prevented or delayed in the performance of any of its obligations under this Agreement by reason of force majeure shall use all reasonable endeavours to bring the force majeure event to a close or to find a solution by which the Agreement may be performed despite the continuance of the force majeure event.

28.	AUDIT

28.1	In respect of all expenditure and costs which is incurred by IFP hereunder and which is reimbursable by the Airline under this Agreement, IFP shall maintain such accounts and records (the 'Records) as are reasonably necessary for the purpose of enabling the Airline to conduct an audit of that expenditure.

28.2	IFP will allow the Airline, by its own personnel or by a professionally qualified independent auditor, access to all the Records during the term of this Agreement and for 12 months afterwards on not less than 10 days written notice at any time during normal business hours for the purposes of auditing or otherwise inspecting them, provided that in the absence of exceptional circumstances IFP shall not be obliged to allow such access or inspection more than once during any 6 month period.

28.3	Should any audit or inspection of the Records by the Airline reveal that the Airline has been overcharged, IFP shall reimburse to the Airline the amount of the overcharge within 7 days and should the total overcharge for the year exceed HK$100,000 then the Airline will also refund any professional costs related to the performance of the audit (i.e. the cost of the auditors).

28.4	IFP will afford to the Airline all reasonable assistance in the carrying out of such audit, whilst the Airline and its auditor will ensure that any information obtained in the course of the audit concerning IFP's business is kept in the strictest confidence and not used for any purpose other than the proper conduct of the audit.

29.	RIGHT OF REPLACEMENT

29.1	The Airline reserves the right to demand the replacement at any time by giving three (3) months’ notice of any employee agent or subcontractor of IFP working on the Airline's account if in the opinion of the Airline the performance of such person is unsatisfactory. The Airline agrees to inform IFP in writing of the reasons and supporting evidence for the demand to replace such employee, agent or sub-contractor. If IFP receives such a demand it shall replace such person.

29.2	IFP warrants that the core team will remain as specified at the outset of this Agreement unless any of this core team leaves IFP. In such circumstances, IFP warrants that it will replace such personnel with personnel of the same or higher caliber and experience.

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29.3	It is imperative that a dedicated account manager is appointed to work on the Airline account. Should the current account manager leave IFP for whatever reason, the Airline is entitled to review the resumes of any prospective candidates for this role and approve the appointment, since working with the account manager will be a critical factor in the success of the working relationship of the Parties.

30.	NO AGENCY OR PARTNERSHIP

30.1	Nothing in this Agreement shall constitute or be deemed to constitute a partnership between the Parties hereto or constitute IFP as agents of the Airline for any purpose whatsoever and IFP shall have no authority or power to bind the Airline or to contract in the name of or create a liability against the Airline in any way or for any purpose. For the avoidance of doubt in all its contracts for third party goods or services, IFP shall act as principal at law.

31.	NOTICES

31.1	Every notice or communication under this Agreement must be in writing and may, without prejudice to any other form of delivery, be delivered personally or sent by post or transmitted by fax or email.

31.1.1	In the case of posting, the envelope containing the notice or communication must be addressed to the intended recipient at the authorised address of that Party and must be properly stamped or have the proper postage prepaid for delivery by the most expeditious service available (which will be airmail if that service is available) and, in the case of a fax or email, the transmission must be sent to the intended recipient at the authorised number or address of that Party.

31.1.2	Subject to Clause 31.2, for the purpose of Clause 31, please refer to SCHEDULE 3 - CONTACT AND DELIVERY DETAILS for the authorised address, fax number and email of each Party.

31.2	No change in any of the particulars set out in SCHEDULE 3 - CONTACT AND DELIVERY DETAILS will be effective against a Party until it has been notified to that Party.

31.3	A notice or communication will be deemed to have been duly given and received:-

31.3.1	on personal delivery to an addressee or on a business day to a place for the receipt of letters at that addressee's authorised address; or

31.3.2	in the case of posting, where the addressee's authorised address is in the same country as the country of posting, at 10 a.m. (local time at the place where the address is located) on the second business day after the day of posting; or

31.3.3	in the case of posting, where the addressee's authorised address is not the same country as the country of posting, at 10 a.m. (local time at the place where that address is located) on the fifth business day after the day of posting; or -

31.3.4	in the case of a fax, on issue to the sender of an O.K. result confirmation report or, if the day of issue is not a business day, at 10 a.m. (local time where the authorised fax number of the intended recipient is located) on the next business day or

31.3.5	in the case of an email, when the sender receive acknowledgement from the address.

31.4	For the purpose of Clause 31.3, a "business day" means a day which is not a Saturday or a Sunday or a public holiday in the country of posting or transmission or in the country where the authorised address or fax number of the intended recipient is located and, where a notice is posted, which is not a day when there is a disruption of postal services in either country which prevents collection or delivery.

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32.	SUCCESSORS

32.1	This Agreement is binding on the successors of each Party.

33.	LAW AND JURISDICTION

33.1	This Agreement is governed by and will be construed in accordance with Hong Kong law.

33.2	The parties submit to the non-exclusive jurisdiction of the Hong Kong courts and each Party waives any obligation to proceeding in Hong Kong on the grounds of venue or inconvenient forum.

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IN WITNESS whereof the Parties hereto have caused this Agreement to be duly executed by their authorised representatives the day and year first above written

Signed for	Witnessed by:
CATHAY PACIFIC AIRWAYS LTD. by:

/s/ Alex McGowan	/s/ Eva Chan
Alex McGowan	Eva Chan
Manager Product	Assistant Purchasing Manager - Marketing

Date: ***	Date: ***

Signed for	Witnessed by:
HONG KONG DRAGON AIRLINES LTD.
by its duly authorized agent:

/s/ Alex McGowan	/s/ Eva Chan
Alex McGowan	Eva Chan
Manager Product	Assistant Purchasing Manager - Marketing

Date: ***	Date: ***

Signed for	Witnessed by:
INFLIGHT PRODUCTIONS LTD.
by:

/s/ Joan Barker	/s/ Janet Winstanley
Joan Barker	Janet Winstanley
Sales & Marketing Director	Client Services Manager

Date: ***	Date: ***

*** Confidential treatment requested.

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SCHEDULE 1 -PROGRAMME SPECIFICATIONS

For Cathay:

Specification of Western Movies

1.	Overall Strategy for Movies

(a)	Cathay aims to present a diverse and interesting range of movies from Hollywood's blockbusters to popular Asian movies, from the hottest new releases to classic movies.

(b)	The selection includes new releases, popular blockbusters and internationally acclaimed art house movies in multiple languages catering to the Cathay's diverse demographic mix. The languages include English, Cantonese, Mandarin, Japanese, Korean, Hindi, French, Italian and German

(c)	Movies are only available on routes of over 2 hours 40 minutes flying time.

(d)	On regional aircraft, *** movies are offered each month on the Distributed Channels (*** on inbound flights and *** on outbound flights) in all classes.

(e)	On long-haul Aircraft equipped with Panasonic 3000 IFE system, *** movies are offered each month on the Distributed Channels (*** on inbound flights and *** on outbound flights) in Economy Class while *** movies are offered each month on the AVOD system in First and Business Class.

(f)	On long-haul Aircraft equipped with Panasonic eX2 IFE system, *** Movies on the AVOD system are offered in all classes.

2.	Movies Categories

(a)	A total of 50 movies are offered each month under the following categories:

Quantity available each flight
Distributed Channel
Categories	Regional aircraft	Long-haul aircraft	AVOD	Description
New Release	***	***	***	Hollywood's hottest new blockbusters. (*** of them are updated every month.)
Re-View	***	***	***	Hit movies from the past few years. (*** of them are updated every month.)
Arthouse	***	***	***	The best independent films and arthouse movies. (*** of them are updated every month.)
Asia on Film	***	***	***	Quality Asian cinema selected from the best in the region. (*** of them are updated every month.)
Disney	***	***	***	A selection of Disney movies for the young ones aboard. (*** of them is updated every month.)
Your Favourites	***	***	***	Our selection of specially- themed movies. (*** of them are updated every month.)
Total	***	***	***

*** Confidential treatment requested.

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3.	Specification of Western Movies

(a)	Please refer to the Video Channel Line-up for details.

(b)	The quantity of movies shown below is the total number of movies required every month for both inbound and outbound flights.

Categories	Quantity	Movie Code	Language	Subtitles
For distributed channels of long-haul flights of all aircraft:
New Releases	***	0/B: A, C,E, G, I, K 1/B: B, D, F, H J L	English (+1)	Chinese
Re-View	***	0/B: M 1/B: N	English ( +1)	Chinese
Arthouse	***	0/B: 0 1/B: p	Original	Chinese
Disney	***	0/B: Y, AA 1/B: Z, BB	English and Cantonese	N/A
For distributed channels of long-haul flights of long-haul aircraft only:
Re-View	***	0/B: CC 1/B: DD	English (+1)	Chinese (optional)
Arthouse	***	0/B: EE 1/ B: FF	Original	Chinese (optional)
For AVOD of long-haul flights of long-haul aircraft only:
Re-View	***	N/A	English (+1)	Chinese (optional)
Arthouse	***	N/A	Original	Chinese (optional)
Your Favourites	***	N/A	English (+1)	Chinese (optional)
TOTAL	***

(c)	Remarks:

"0/B" means outbound flight, "1/B" means inbound flight

The following movies are held over from the previous month:

*** movies from New Releases

*** movies from Disney

*** movies from Re-View in AVOD system

*** movies from Arthouse in AVOD system

*** movies from Your Favourites in AVOD system

"English (+1)" means the movie should be in English and it is preferable to have audio soundtrack of an additional language, which can be French, German, Italian,Japanese or Korean.

•	"Original" means the audio soundtrack should be in original language of the movie, e.g. English, French, German and Italian.

"Chinese (optional)" mea ns it is preferable to have Chinese subtitles if it is available.

(d)	Other Requirements

There should be at least one movie with each of the additional languages in the movie mix each month.

•	For *** out of the *** movies held over in the New Release category, the choice of additional language should be different from the one shown in the previous month.

*** Confidential treatment requested.

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Specification of Western Short Features

1.	Overall Strategy for Short Features

(a)	Popular TV programmes are acquired from around the world. The selection includes popular sitcoms, lifestyle, documentary and sport programmes in English, Cantonese, Mandarin, Japanese and Hindi.

(b)	As well as high rating shows, we also seek to include a variety of niche programming that has received critical acclaim.

(c)	A total of up to *** of Western Short Features is offered on Distributed Channels (*** on inbound flights and *** on outbound flights) in all classes of regional Aircraft and in Economy Class of long-haul Aircraft equipped with Panasonic 3000 IFE system.

(d)	Over *** of Western Short Features are shown on AVOD system each month in First and Business Class of long-haul Aircraft equipped with Panasonic 3000 IFE system and in all classes of long-haul Aircraft equipped with Panasonic eX2 IFE system.

(e)	On routes over 2 hours 40 minutes flying time, compilations of 135-minute short feature programmes are shown on repeating cycles. There are 8 TV channels on flights operated by regional Aircraft while there are 12 TV channels on flights operated by long-haul Aircraft.

(f)	On routes under 2 hours 40 minutes flying time, compilations of 50-minute short feature programmes are shown on repeating cycles. There are 20 TV channels on flights operated by regional Aircraft while there are 26 TV channels on flights operated by long-haul Aircraft.

(g)	All programmes, except those in the TV Series category (TV box sets) are updated monthly, while at least one box set is updated every month. For short features offered on the Disney Channel, 2 hours of the programming is updated every 3 months.

(h)	50-minute and 135-minute programming blocks are combinations of 30-minute programmes and 50-minute programmes. The number of programmes selected in a programming block may vary depending on the actual runtime of the programmes included. Extra fillers may be required to fill up a 50-min. or 135-min. programming block.

2.	Short Features Categories

(a)	Over 80 hours of short features are offered each month under the following categories:

Categories	Quantity	Description
HKTV	30 min x *** 50 min x *** ***	Cantonese programmes and variety shows
TV Asia	30 min x *** 60 min x ***	An entertaining selection of Asian short features

*** Confidential treatment requested.

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Comedy	30 min x ***	Smash-hit comedies from all around the globe
E! Entertainment	30min x *** 60min x ***	Gossip, style news and celebrity interviews from Hollywood
Lifestyle & Reality	30 min x *** 60 min x ***	Must-watch international reality and lifestyle shows

*** Confidential treatment requested.

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Categories	Quantity	Description
Drama	60 min x ***	Action, romance and more from the world's hottest dramas
Documentary	30 min x *** 60 min x ***	Riveting and thought-provoking documentaries
Discovery	60 min x ***	Exploring the history and mysteries of our planet
Disney Channel	30 min x ***	The most popular cartoons from the Disney Channel
Sport	30min x *** 60 min x ***	News, profiles and highlights from the sporting world
News & Sports	15 min x *** (Daily) 30 min x *** (Weekly) *** (1 Hour)	Daily news and coverage of major sporting events
TV Series (Box Sets)	30 min x *** 3 x 60 minx *** (21 hours)	Get hooked on box-sets of the hottest TV shows on the planet
Total	***
(b)	Remarks:
•	TV Series is only available in the AVOD library. It consists of *** Drama box sets (*** x 60 min), *** Documentary box set (*** x 60 min) and *** Comedy box set (*** x 30 min). Drama and Documentary box sets are updated quarterly, while the Comedy box set is updated bi-monthly.

3.	Channel Line-up for Distributed Channels

No. of channels available on each flight
	Flights over 2 hr. 40 min. (Long-haul flights)		Flights under 2 hr. 40 min. (Short-haul flights)
Category	Regional Aircraft	Long-haul Aircraft	Regional Aircraft	Long-haul Aircraft
HKTV	***	***	***	***
TV Asia	***	***	***	***
Comedy	***	***	***	***
E! Entertainment	***(Outbound)	***	***	***
Lifestyle & Reality	*** (Inbound)	***	***	***
Drama	*** (Inbound)	***	***	***
Documentary	*** (Outbound)	***	***	***

*** Confidential treatment requested.

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Discovery	***	***	***	***
Disney Channel	***	***	***	***
Sport	***	***	***	***
News & Sports	***	***	***	***
Total	*** (Inbound) *** (Outbound)	*** (Inbound) *** (Outbound)	***	***

*** Confidential treatment requested.

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4.	Specification of Western Short Features

(a)	Please refer to the Video Channel Line-up for details.

(b)	The quantity shown below is the total number of Western Short Features Programmes required every month for both inbound and outbound flights.

Categories	Quantity	Language	Subtitles
Comedy	30 min x***	English	Chinese (5 hours)
E! Entertainment	30 min x *** 60 min x ***	English	N/A
Lifestyle & Reality	30 min x *** 60 min x ***	English	N/A
Drama	60 min x ***	English	Chinese (6 hours)
Documentary	30 min x *** min x ***	English	N/A
Discovery	60 min x ***	English	N/A
Disney Channel	30 min x ***	English and Cantonese	N/A
Sport	30 min x *** 60 min x ***	English	N/A
TV Series (Box Sets)	30 min x *** (Comedy) 3 x 60 min x *** (2 Drama, 1Documentary) ***	English	N/A
TOTAL	***

(c)	Remarks:
•	Chinese subtitles are required for *** hours of programmes in the category of Comedy and *** hours of programmes in the category of Drama.
•	Drama and Documentary box sets are updated quarterly, while Comedy box set is updated bi-monthly.

Technical Specification for Western Movies and Western Short Features

(a)	Specification for Broadcast Channels
•	NTSC system

VHS cassettes

•	Stereo
(b)	Specification for AVOD
•	Encoding: MPEG 1 @ 352 x 240

Constant bit rate

Video bit rate @ 1.5 Mb/s

•	Audio bit rate @ 128kb/s

NTSC@ 30 fps

*** Confidential treatment requested.

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Specification of Audio

1.	Overall Strategy for Audio

(a)	Cathay strives to bring passengers the best audio entertainment in the sky. The music incorporates various genres and styles from all around the world. It is carefully chosen to suit all musical tastes. There are currently 22 broadcast radio channels in 9 different languages for passengers to select from. The programmes range from the latest pop and rock to classical, jazz, relaxation tips and interviews with the stars. They are available for passengers of all classes.

(b)	Audio on Demand (AOD) system with a CD library is available to passengers in First and Business Class on long-haul aircraft equipped with Panasonic 3000 IFE system and passengers in all classes on long-haul aircraft equipped with Panasonic eX2 IFE system. There is also a Juke Box function that allows passengers to compile their own song list.

(c)	There are currently 10 categories featuring approximately 150 CD albums from around the globe. 15 CDs are updated on a monthly basis. In addition to the CD library, 12 CDs are selected specifically for children.

(d)	Boarding music is produced every year and is played on all flights during take off and landing for passengers to relax and enjoy.

2.	Radio Channels

(a)	There are a total of 22 customised radio channels available in all classes on all routes. All channels are broadcast in a repeating cycle of 120 minutes.

No.	Channel name	Description	Update frequency	Language
1	Hot:HK	Hosted programme with the greatest Cantonese pop from HK charts. Upbeat & Lively, targets passengers of 20s to 40s.	Monthly	Cantonese
2	A Musical Journey	Hosted programme with the most memorable tunes. Stories interweave between songs. Targets more mature _Qassengers.	Monthly	Cantonese
3	Mandarin Zone	Hosted programme with latest Mandarin hits including artist interviews.	Monthly	Mandarin
4	Chinese All Time Hits	Hosted programme with the most memorable Chinese hits from the good old days.	Monthly	Cantonese
5	J-Pop	Hosted programme with the latest Japanese Pop music or New Enka.	Monthly	Japanese
6	Mumbai Beat	Hosted programme with a mix of Indian fusion, Bollywood remixes, Bollywood songs, ghazals and older film music.	Monthly	Indian -
7	Philippine Soundwave	Hosted programme the latest and best from the Philippine music world.	Monthly	Tagalog
8	Classical Moods	Popular and familiar light classics from the great composers, uninterrupted. (No Presenter)	Monthly	N/A
9	Classical Choice	Hosted programme with a mix of favourite pieces from the lighter side of the classical-music repertoire, with works by a varied collection of composers.	Monthly	English
10	All Time Hits	Hosted programme with favourite hits from the 50s, 60s and 70s.	Monthly	English
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No.	Channel name	Description	Update frequency	Language
11	Rewind	Hosted by programme with the 80's to 90's Q_op or rock show.	Monthly	English
12	Popzone	Hosted programme with the fastest moving, high-flying chart show direct from Planet Pop! All the latest tracks are here from some of the biggest stars in music today.	Monthly	English
13	Rock	Hosted programme with a selection of the best rock in the sky as he plays new and classic music from some of the world's greatest bands.	Monthly	English
14	Dancescape	Hosted programme with the DJ's personal selection, get in the beat or simply chill out to these tunes.	Monthly	English
15	Easy Moods	Hosted programme with a mellow mix of light contemporary love songs and ballads from a diverse group of artists.	Monthly	English
16	Jazz	Hosted programme with a collection of cool, laid-back jazz.	Monthly	English
17	Serenity	two hours of physical and mental relaxation, peaceful music, health and travel tips etc. (No presenter)	Bi-monthly	English
18	Music Special	Hosted programme with two hours of music and celebrity_ interviews.	Bi-monthly	English
19	J-Medley	Hosted programme with older pop songs and all time hits from 70s to early 2000s. This channel also includes some instrumental pieces, light jazz and well-known Enka.	Bi-monthly	Japanese
20	Korean Music Box	Hosted programme with music from the movies,TV and chart-topping artists of Korea.	Bi-monthly	Korean
21	Malay Hits	Hosted programme with the current Malaysian music. A big portion of the channel will spotlight the latest Malay pop songs, and there are also some more popular Indonesian pop songs.	Bi-monthly	Malay
22	Thai Mix	Hosted programme with a variety of Thai contemporary hits.	Bi-monthly	Thai
(b)	Each audio channel is 120 minutes in length and has approximately 26 tracks.

(c)	All channels, except 'Classical Moods' and "Serenity", are hosted with one presenter. (d) The presenters must be suitable for Cathay's demographics, and should not have strong accents.

(e)	There are currently no sponsored channels.

(f)	Jingles are sometimes used and are permitted. (g) Presenters usually make reference to Cathay.

(h)	Presenters may conduct interviews with celebrities or guests where appropriate.

(i)	Method of recording is flexible as long as the end product is suitable for inflight listening. They can be recorded either on computer or in studio.

(j)	16 channels a re updated every month while 6 channels a re updated bi-monthly.
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3.	Audio on Demand (AOD) Library

(a)	The AOD Library is available to passengers in First and Business Class on long-haul aircraft equipped with Panasonic 3000 IFE system and passengers in all classes on long-haul aircraft equipped with Panasonic eX2 IFE system. There are currently 10 categories featuring up to 150 CD albums.

Genre	Description
All Time Hits	"Best of ...." compilations from major artists and specifically to feature officially released 'Greatest Hits' albums by international selling artists.
Classic Albums	Classic albums are generally considered to have stood the test of time, and remained popular throughout changing trends in recent music history, e.g. Hotel California of Eagles, Sgt. Pepper's Lonely Hearts Club Band of Beatles.
Rock & Pop	The biggest new releases and internationally renowned pop and rock performers, Western pop COs from the US and UK charts, e.g. Confessions On The Dance Floor of Madonna a nd X & Y of Coldplav.
Easy Listening	A cool and pop collection of contemporary easy listening ballads.
Country	A dedicated channel for 'Country' enthusiasts.
Jazz	A dedicated channel for 'Jazz' enthusiasts. Focus on internationally popular artists.
Soundtracks	Introduce classic musicals, soundtracks of movies like Grease, Saturday Night Fever etc.
Classical	Includes classical and opera music. Mostly well-known popular favourites with a few more challenging works.
Cantonese	Latest Cantonese pop albums, plus new releases of older artists (e.g. Greatest Hits releases). New albums of old songs including New and Best of, e.g. Tribute to Leslie Cheung.
Asian Selection	Primarily pop for Mandarin like Fish Leong, Stefanie Sun, old COs like Teresa Teng,Emil Chau; Korean e.g. BoA, Rain & Japanese including some old albums like The best of Pink Lady, New Enka e.g. KiyoshiHikawa ; Japanese easy listening e.g. Ken Hirai & Rimi Natsukawa; and selections from other countries occasionally (Philippines, Hindi).

(b)	There is currently a CD library of approximately 150 COs.

(c)	There is a Juke Box function that allows passengers to compile their own song list. (d) 15 COs will be changed every month to ensure that the assortment is up-to-date.

(e)	The COs are divided into 10 categories a nd a minimum of five COs is required in each category.

(f)	In addition to the CD library, 12 COs are specially selected for children, aged from 3 to teen. COs in the Kids category are updated on ad hoc basis as agreed between the parties.

4.	Boarding Music

(a)	Boarding music is played during take off and landing when the IFE system is switched off.

(b)	Flashcards (2 types: PCMCIA and Compact Flash) are used for boarding music.

(c)	3 sets of boarding music are produced every year: 1st set is used in January, February, July and August, 2nd set is used in March, April, September and October and 3rd set is used in May, June, November and December.
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(d)	Boarding music is 30 minutes long and can range from 3 to 7 tracks depending on the length of the track.

(e)	For existing Panasonic PRAM System, 6 flashcards are required per year, based on 2 duplications for each new variation of boarding music (i.e. 3 variations produced per year)

(f)	For Airbus A340-600 iPRAM System, 1 flashcard is needed per aircraft that holds ALL boarding music for a whole year. Under current practice, the flashcard is sourced locally by Cathay and Cathay's engineers programme the boarding music into the flashcards.

(g)	Requirements for boarding music: it should be non-intrusive, easy listening and reflect Cathay's branding.

Technical Specifications for Audio

1.	Radio Channels

(a)	One set of CDs is required for each aircraft and extra sets of CDs are required as buffer.

(b)	All CDs should contain mono tracks and there are no stereo tracks. On each CD, there should be 4 mono tracks.

(c)	For aircraft equipped with Panasonic eX2 !FE system, the "Radio Channels" will be run in AOD format. For all other aircraft, the "Radio Channels" will be run on CD format.

(d)	The update frequency and channels per track information are detailed below:

CD no.	Channel no.	Current Categories	Programme Cycle
CD 1ex	4	Hot: HK	Monthly
	5	A Musical Journey
	6	Mandarin Zone
	7	Chinese All Time Hits
CD 2 ex	8	J-Pop	Monthly
	9	Mumbai Beat
	10	Philippine Soundwave
	11	Classical Moods
CD 3 ex	12	Classical Choice	Monthly
	13	All Time Hits
	14	Rewind
	15	Pop Zone
CD 4 ex	16	Rock	Monthly
	17	Dancescape
	18	Easy Moods
	19	Jazz
CD sex	20	Serenity	Bi-monthly
	21	Music Special
	22	J-Medley
	23	Korean Music Box
CD 6 ex	24	Malay Hits	Bi-monthly
	25	Thai Mix

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2.	AOD specification

(a)	Audio Elementary Stream: AES

Layer 1& 2 Audio (MP1MP2 NOT MP3)

Joint stereo/stereo/mono/dual

•	Bit rate @ 128 Kbs

Sample Rate @ 44.1KHz

(b)	Transport stream file format:

•	PAT PID = OxOO
PMT PID = Ox3F
•	PCR PID = Ox30
•	Video ES 1PID = Ox30
•	Audio ES 1PID=Ox31

Audio ES 1PID = Ox32 OPTIONAL

•	Audio ES 1PID=Ox33 OPTIONAL
•	Audio ES 1PID=Ox34 OPTIONAL

3.	Boarding Music specification

(a)	For the current Panasonic IFE System, PRAM is used. Model is RDA X7673-01 and RDAX7675-01 which supports 40MB PCMCIA flashcards. All flashcards need to be encoded by the Panasonic encoder. IFP is required to update the flashcards with the encoded contents

(b)	For Airbus A340-600 iPRAM System, the unit is integrated into the Airbus FAP unit which supports up to 256MB COMPACT FLASH flashcards. The contents are encoded in MP3 format and put on the flashcard via the KID Compiler tool. IFP is required to provide the content in a CD for Cathay to update it to the COMPACT FLASH flashcard on the aircraft.

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For Dragonair:

Specification of Western Movies

1. Overall Strategy for Movies

(a)	Dragonair aims to present a diverse and interesting range of movies from Hollywood's blockbusters to popular Asian movies, with content free from controversial topics touching on political, racial, cultural and religious issues.

(b)	The selection includes new releases, popular blockbusters and Asian movies in multiple languages catering to the airline's diverse demographic mix.

(c)	Movies are only available on routes over 2 hours 40 minutes flying time.

(d)	*** movies are offered each month, ***are Hollywood movies, *** are Asian movies and *** are movies from Disney, i.e. *** movies on inbound flights and *** on outbound flights.

(e)	The Hollywood movies are shown on both mainscreen and personal TV while Asian movies and Disney movies are shown on personal TV only.

(f)	The Hollywood movies are updated on bi-weekly basis, the Asian movies are updated on monthly basis while the Disney movies are updated on quarterly basis.

(g)	For the movies shown on the Japanese routes, they are required to be duplicated with English and Japanese audio soundtracks to cater for the Japanese passengers. Chinese subtitles are required.

(h)	For Western movies, there is English soundtrack with appropriate Chinese subtitles. For Film Asia movies, there is original language soundtrack with Chinese and English subtitles.

2.	Movie Categories

(a)	A total of *** movies, *** for inbound flights and *** for outbound flights, are offered each month under the following categories:

Categories	Description	Quantity Required
Blockbusters	Showcasing all the action from the biggest Hollywood blockbusters	***
Film Asia	Get ahead with this fine selection of the latest Asian movies	***
Disney	Disney movies for the kids and the whole family	***

3.	Specification of Western Movies

(a)	Please refer to the Video Channel Line-up for details.

(b)	The quantity shown below is the total number of programmes required every month for both inbound and outbound flights.

Categories	Language	Subtitles	Update Frequency	Quantity per cycle
Blockbusters	English	Chinese	Bi-weekly	***
Disney	English and Cantonese	N/A	Quarterly	***

(c)	Chinese subtitles can be in Traditional Chinese or Simplified Chinese.

*** Confidential treatment requested.

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Specification of Western Short Features

1.	Overall Strategy for Short Features

(a)	In view of Dragonair's operating network, the majority of the routes have a flying time of under 2 hours and 40 minutes. As such, only short feature programmes will be broadcasted on these routes, resulting in a demand for a wide variety of quality short feature programmes in the genres of lifestyle, sports, documentary, popular sitcoms, business and entertainment, etc.

(b)	For routes less than 2 hours flying time, compilations of 60-minute short feature programmes are shown on repeating cycles. For routes between 2 hours and 2 hours 40 minutes, compilations of 80-minute programmes are shown. For routes over 2 hours 40 minutes flying time, movies and compilations of 135-minute are shown.

(c)	There is 1 main-screen channel on all classes of the A321 fleet. There are 5 PTV channels on First Class and 1 main-screen channel on Business and Economy class on the A33R fleet while there are 10 PTV channels on all classes of the A33A and A33L fleets.

(d)	All programmes are updated monthly except for those featured in the mainscreen that they are updated bi-weekly and programmes in Disney & Disney Channel that they are updated quarterly. The programming is different for inbound and outbound flights.

(e)	For SO-minute and 135-minute programming blocks, they are combination of 30- minute and 60-minute programmes. The number of programmes selected in a programming block may vary depending on the actual runtime of the programmes included. Extra fillers may be required to fill up an 80-minute or 135-minute programming block.

(f)	The 60-minute and 80-minute short feature programming blocks showing on main-screen of the A33R and A321 aircraft are updated bi-weekly and they will be shown on the channel of "On Air TV". The programmes shown on the main-screen channels cannot be repeated due to the lack of channel choices as well as the presence of frequent fliers on our regional flights.

(g)	The language requirements for Western short feature programmes should include a soundtrack in English with appropriate Chinese subtitles. For Asian short feature programmes, there should be original languages soundtrack (Cantonese, Mandarin or Japanese, etc.) with English subtitles.

2.	Short Feature Categories

(a)	A total of *** hrs of programmes are offered each month under the following categories:

Categories	Description	Quantity per Month
Asian TV _(Cantonese)	Lifestyle, travel, and variety shows, documentary, magazine programmes.	*** hrs
Asian TV (Mandarin)	Lifestyle, travel, and variety shows, documentary, magazine programmes. (Mandarin)	*** hrs
Comedy	Sitcoms, popular shows	*** hrs
Discovery	Documentaries about nature, science, history and culture.	*** hrs
Lifestyle	Technological trends, fashion, fine dinning/cooking, travel, design (e.g. interior, architecture), modern living	*** hrs
Sports	Profiles, classic matches, documentaries from the world of sport	*** hrs
Drama	Dramatic, action, romantic TV hits from US & UK	*** hrs

*** Confidential treatment requested.

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Categories	Description	Quantity per Month
Business	Current affairs, documentaries and profiles from a business perspective.	*** hrs
Ent-Magazine	Gossip, news and interviews from behind the scenes from Hollywood and beyond. Light- hearted Reality TV shows and contests.	*** hrs
Disney Channel	Animation and TV hits for the kids and the whole family (Disney)_	*** hrs

3.	Specification of Western Short Features

(a)	Please refer to the Video Channel Line-up for details.

(b)	The quantity shown below is the total number of programmes required every month for both inbound and outbound flights.

Categories	Language	Subtitles	Quantity per Month
Comedy	English	Chinese	*** hrs
Discovery	English	Chinese	*** hrs
Lifestyle	English	Chinese	***hrs
Sports	English	Chinese	***hrs
Drama	English	Chinese	*** hrs
Business	English	Chinese	*** hrs
Ent-Magazine	English	Chinese	*** hrs
Disney Channel	Cantonese	N/A	*** hrs

(c)	Chinese subtitles can be in Traditional Chinese or Simplified Chinese.

Technical Specification for Western Movies and Western Short Features

(a)	Specification for Broadcast Channels

•	NTSC system
•	VHS cassettes
•	Hi-8 tapes

Stereo broadcast

*** Confidential treatment requested.

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Specification of Audio

1.	Overall Strategy for Audio

(a)	Tune in to On Air Radio, Dragonair's hip 16-channel selection of inflight airwaves for passengers of all cabin classes. With a wide range of premium audio entertainment showcasing the newest and best of East and West, timeless classics of rock and jazz, stirring orchestral performances and music from favourite movies, as well as soothing sounds and mellow melodies to relax with, the programming strategy of On Air Radio is simply to give the greatest choice of audio entertainment to Dragonair's passengers.

(b)	On Air Radio's 16-customised audio channels are available in all cabin classes on IFE-equipped aircraft. All channels are broadcast in a repeating cycle of 120 minutes. Of which, 4 channels are presented by DJs.

2.	Radio Channels

(a)	There are a total of 16 customised radio channels available in all classes on all routes. All channels are broadcast in a repeating cycle of 120 minutes.

No.	Channel name	Description	Update frequency	Language
1	Canto Pop	Hosted Programme. Includes an artist feature segment which showcases three tracks from a single artist, plus a review of their musical history and sometimes an interview.	Monthly	Cantonese
2	Mandarin Pop	Hosted programme. The hottest stars from Hong Kong, Taiwan, Mainland China and Asia are featured in this jam-packed Mandarin pop show featuring all the latest hits!	Monthly	Mandarin
3	Chinese Gold	Hosted programme with the very best Chinese Gold hits including an hour each of Cantonese and Mandarin tracks, to take passengers on a musical iournev throuqh time!	Monthly	Cantonese & Mandarin
4	Pop Hits	Hosted programme. An up-tempo and fun mix of new and forthcoming releases plus some more established tracks from the international pop charts.	Monthly	English
5	Classical Moods	Popular and familiar light classics from the great composers, uninterrupted. (No presenter)	Monthly	N/A
6	Jazz	A collection of cool, laid-back jazz. (No presenter)	Monthly	English
7	Rewind	A programme of 80's to 90's pop or rock show. (No presenter)	Monthly	English
8	Easy Moods	A mellow mix of light contemporary love songs and ballads from a diverse group of artists. (No presenter)	Monthly	English
9	Rock	A selection of the best rock in the sky as we play new and classic music from some of the world's greatest bands. (No presenter)	Monthly	English
10	All Time Hits	A programme of favourite hits from the 50s, 60s and 70s. (No presenter)	Monthly	English

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No.	Channel name	Description	Update frequency	Language
11	Dancescape	Get in the beat or simply chill out to these tunes. (No presenter)	Monthly	English
12	J-Pop	The latest Japanese Pop music or New Enka. (No presenter)	Monthly	Japanese
13	Korean Music Box	Music from the movies,TV and chart-topping artists of Korea. (No presenter)	Bi-monthly	Korean
14	Thai Mix	A variety of Thai contemporary hits. (No presenter)	Bi-monthly	Thai
15	Taiwanese Favourites	A great mix of current Taiwanese or Min Nan song, plus recent classics. The selection of music will have huge appeal to the target audience. (No presenter)	Bi-monthly	Taiwanese
16	Chinese Classical	An enchanting and captivating mix of traditional Chinese classical music played on traditional instruments, plus pieces composed by famous Chinese composers for western orchestras. (No presenter)	Bi-monthly	N/A

(b)	Each audio channel is 120 minutes in length and has approximately 26 tracks.

(c)	All channels, except 'Canto Pop', 'Mandarin Pop', 'Pop Hits' and 'Chinese Gold', are not hosted.

(d)	The presenters must be suitable for Dragonair's demographics, and should not have strong accents.

(e)	Jingles are sometimes used and are permitted.

(f)    Presenters usually make reference to Dragonair.

(g)	A monthly marketing message (i.e. related to promotions, latest news, selling of the Dragonair's brand) will be provided to the presenter on the 13th of each month, so that it will be included in each hosted channel's talks, for programmes to be run 2 months later.

(h)	Presenters may conduct interviews with celebrities or guests where appropriate.

(i)	Method of recording is flexible as long as the end product is suitable for inflight listening. They can be recorded either on computer or in studio.

3.	Boarding Music

(a)	Boarding music is played on all flights during take off and landing for passengers to relax and enjoy. Dragonair commissioned local musician Johnny Yim to compose five exclusive tracks of ambient music representing five unique aspects of our region's cultures.

(b)	Dragonair commissioned the exclusive composition of the 5 instrumental" music pieces for use as ambient music and/or any purposes as it desires.

(c)	Since the Masters for the boarding music have been produced, IFP is only required to update and encode the flashcards and cassettes according to this schedule.

4.	Technical Specifications

(a)	Broadcast specifications

One set of CDs is required for each Aircraft in the Dragonair Fleet and extra sets of CDs are required as buffer.

•	All CDs should contain mono tracks and there are no stereo tracks. On each CD, there should be 4 mono tracks.

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(b)	Boarding Music Specifications

A combination of PRAM/BGM Reproducers that supports flashcards and cassette tapes is used across the Dragonair's fleet of A330, A321 and A320 aircraft. The models that support flashcards are RDAX7675-51 and RDAX7675-01. The models that support cassette tapes are RDAX7271KA01, RDAX7271ZZZZ and RDAX7271CX01.

•	All flashcards and cassette tapes need to be encoded by the Panasonic encoder. IFP is required to update the flashcards and cassette tapes with the encoded contents

•	There are 2 storage formats for the Boarding Music. Below is a summary of the BGM Source and storage formats of the respective aircraft:

Fleet Boarding Music Source

A330	Flashcard	Cassette	A320	Flashcard	Cassette	A321	Flashcard
HYA		Yes	HSD		Yes	HTD	Yes
HYB		Yes	HSE		Yes	HTE	Yes
HYD		Yes	HSF		Yes	HTF	Yes
HYE		Yes	HSG		Yes	HTG	Yes
HYF		Yes	HSH		Yes	HTH	Yes
HYG	Yes		HSI		Yes	HTI	Yes
HYH	Yes		HSJ		Yes
HYI	Yes		HSK	Yes
HYJ	Yes		HSL	Yes
HYO	Yes		HSM	Yes
HWF	Yes		HSN	Yes
HWG	Yes
A330	Flashcard	Cassette	A320	Flashcard	Cassette	A321	Flashcard
HWH	Yes
HWI	Yes
HWJ	Yes
HWK	Yes

No of cassette based a/c                 12

No of flashcard based a/c               21

(c)	Boarding Music Update Schedules & Process

•	Cassette tape-based aircraft - In view of the durability of the cassettes and to pre-empt wear and tear, cassettes are updated on a bi-monthly basis, in each ODD month.
•	Flashcard-based aircraft - As the boarding music is stored digitally in the system memory, the boarding music only needs to be updated whenever the- actual boarding music is required for change.
•	Due to the Panasonic IFE systems' proprietary encoding requirements, the boarding music update for flashcards and cassettes must be performed at a facility equipped with the relevant Panasonic encoder hardware and software.

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SCHEDULE 2- PROGRAMMING GUIDELINES

For Video Programmes

1.	For Western Movies, wherever possible, the threatical (unedited) version is preferred.

2.	For Western Short Features, only episode-based programmes should be considered and TV serial should not be selected as long as programme is offered as broadcast channels instead of AVOD.

3.	Programmes selected must not contain the following scenes or elements, or the related scenes or elements must be edited out :

3.1	Full frontal nudity

3.2	Derogatory portrayal of China or Chinese citizens

3.3	Possession I Satanism

3.4	Active promotion of other airlines

3.5	Explicit sex scene, including special sexual orientation

3.6	Extremely strong language and swearing

3.7	Extensive nudity

3.8	Extreme violence, including extreme scenes of blood and gore

4.	Attention must be brought to Cathay if programmes contain the following elements:

4.1	Scenes or reference to aircraft crashes, hijacks, disasters, and hostage-taking

4.2	Controversial political issues, including criticism of Communist doctrine or Government

4.3	Religious content, including scenes disrespectful to sacred animals

4.4	Containing explicit reference to Cathay Pacific or other airlines

5.	For Western Movies, movie rating (e.g. R, PG-13) from terrestrial release must be provided for reference. Attention must be brought to the Airline if any NC-17 is recommended.

6.	Applicable warnings and intensity levels must be indicated for each movie during title selection recommendation:

6.1	Warnings

A: Strong adult themes	- Including drug use, criminal acts, etc.

C: Aircraft incidents

L: Strong language

N: Nudity

P: Political themes

R: Religious content

S: Sexual content

V: Violence, blood or gore

6.2	Intensity Levels

•	The Intensity levels of each warning should be indicated by High (H), Medium (M), or Low (L).

•	e.g. For a TV programme with a high intensity of strong language, medium violence, and low sexual content, the warnings should be indicated as followed: L (H), V (M), S (L)

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For Audio Programmes

1.	Audio content must not contain:

1.1	Offensive swearing

1.2	Religious criticism

1.3	Controversial political issues

1.4	Interviews should not be overtly promotional

1.5	Reference to aircraft disasters or crashes

1.6	Promotion of competitive airlines

1.7	Derogatory portrayal of China or Chinese citizens

1.8	Presenters or interviewees with language and dialect, which may be hard to follow,for example, Irish,Scottish, Afro-Caribbean.

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SCHEDULE 3 -CONTACT AND DELIVERY DETAILS

Contact Information of the Airline:

8/F North Tower

Cathay Pacific City

8 Scenic Road

Hong Kong International Airport

Lantau, Hong Kong

Contact Person:

Mr. Clement Au

Manager Inflight Communication and Entertainment

Tel:        (852) 2747 5148

Fax:       (852) 2141 5148

EmaiI:   Clement_au@cathaypacific.com

Ms. Eva Chan

Assistant Purchasing Manager - Marketing

Tel:        (852) 2747 4187

Fax:       (852) 21414187

Email:    eva_chan@cathaypacific.com

Contact Information of IFP:

15 Stukeley Street

London WC2B

5LT United

Kingdom

Contact Person:

Ms. Janet Winstanley

Client Services Manager

Tel:        (44) 20 7400 0733

Fax:        (44) 20 7400 0745

Email:    janet.winstanley@inflightproductions.com

Delivery Address for Promotional Materials:

ACP Magazines Asia Limited

Suite 604-605

625 King's Road

North Point, Island East

Hong Kong

Contact Person:

Elisabeth Attwood

Entertainment editor

Tel:       (852) 3921 7051

Fax :      (852) 39217099

Email:   eattwood@acpmagazines.com.hk

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Delivery Address for Video Cassettes:

For Cathay:

Cathay Pacific Airways

C/0 HAECO

2/F, 80 South Perimeter Road

Hong Kong International Airport

Lantau, Hong Kong

Contact Person:

Mr. Frankie Leung

Tel:      (852) 2787 6336

Fax:     (852) 2767 6852

Email: ow.leung@haeco.com

For Dragonair:

Dragonair

C/O Cabin Services of

China Aircraft Services Ltd.

4N505 Passenger Terminal Building

1Cheong Hong Road

Hong Kong International Airport

Lantau, Hong Kong

Contact Person:

Mr. Patrick Chan

Tel:     (852) 2261 2311

Fax:    (852) 2261 2312

Email: patrick.chan@casl.com.hk

Delivery Address for Audio COs:

For Cathay:

Cathay Pacific Airways

C/0 HAECO

2/F, 80 South Perimeter Road

Hong Kong International Airport

Lantau, Hong Kong

Contact Person:

Mr. Frankie Leung

Tel:     (852) 2787 6336

Fax:    (852) 2767 6852

Email: ow.leung@haeco.com

For Dragonair:

Cathay Pacific Airways

C/0 HAECO

2/F, 80 South Perimeter Road

Hong Kong International Airport

Lantau, Hong Kong

Contact Person:

Mr. Victor Kwan

Tel:    (852) 2767 6776

Email: victor.kwan@haeco.com

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Delivery Address for Boarding Music Flashcard:

Cathay Pacific Airways

Product Department

8/F North Tower

Cathay City

8 Scenic Road

Hong Kong International Airport

Lantau, Hong Kong

For Cathay:

Contact Person:

Ms. Mimi Chan

Tel:     (852) 2747 5345

Fax:    (852) 2141 5345

Email: mimi_chan@cathaypacific.com

For Dragonair:

Contact Person

Ms. Mun Wong

Tel:     (852) 2747 4133

Fax:    (852) 2141 4133

Email: siu_mun_wong@cathaypacific.com

Delivery Address for Digital Media for Media Integration for Cathay:

Inflight Productions Limited

15 Stukeley Street

London WC2B

SLT United

Kingdom

Contact Person:

Mr. Marc Fegredo

AVOD Coordinator

Tel:     (44) 207 400 8582

Fax:    (44) 207 400 0707

Email: marc.fegredo@inflightproductions.com

Delivery Address for the Airline to return the cassette of Western Movies for destruction:

Inflight Productions Inc

Suite 201,615 N Nash St.

El Segundo, CA 90245

USA

Contact Person:

Ms. Sharon Engelenburg, Operations Manager

Tel:    (1) 310 414 6900 ext 114

Email: sharon.engelenburg@inflightproductions.com

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SCHEDULE 4- BUDGET FOR ***

(To be inserted)

***

*** Confidential treatment requested.

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SCHEDULE 5- KEY PERFORMANCE INDICATORS

(To be inserted)

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Key Performance Indicators - IFP Production Services

Evaluation Period:

Overview

The Key Performance Indicators are a set of recognized parameters by which CX measures the service providers performance

Frequency

The basis of the Key performance indicators outlined in this document will be completed every 6 months as part of the

Supplier Performance Evaluation Process. The reviews are likely to take place in July and January.

The KPI's will be evaluated on an annual basis to ensure they accurately reflect appropriate parameters for measurement.

Scoring Panel

In response to the evaluation process key members of CX who interface with the service provider on a regular basis will complete the evaluation sheet judging the service provider against each of the 6 constructs outlined and will give a score ranging from 1 - 5 as detailed below.

Scoring Mechanism

Each person scoring the performance of the service provider will enter a "1" under the appropriate score, I.e. 5, 4, 3, 2, or 1 for each statement. The KPI spreadsheet will automatically calculate the overall scores.

Totally Satisfied/Far exceeds expectations	5
Mostly Satisfied/Always meets but at times exceeds expectations	4
Somewhat Satisfied/meets expectations	3
Dissatisfied/below expectations	2
Fail	1

Comments will be provided during the review process for each of the 6 sections. Where a "1" or "2" has been awarded, specific comments related to that particular score will be detailed and shared with the service provider.

Schedule 5a - Key Performance Indicators	Page 1 of 9

••••,ovation

360 Degree Feedback

Supplier: Inflight Productions Limited

Duration: _________________

The aim of 360 degree feedback is for the supplier to provide feedback on Cathay Pacific's performance. It should focus on ways in which an improvement in Cathay's way of working could help the supplier perform the role for which they have been appointed more efficiently. The feedback is meant to be constructive and will help identify areas for Cathay to focus in order to improve the working relationship and efficiency of the supplier.

Scores:

5:     Excellent

4:     Good

3:     Average

2:     Development Needed

1:     Poor / Disappointing

Please underline and bold the score for the evaluation period, e.g. 2.

1. Communication	SCORE

• Lines of communication are clearly defined and effective (i.e. work in practice)	1 2 3 4 5

• Levels of authority and decision making power are clearly understood.	12 3 4 5

• Role responsibilities within the IFE team and APD team are clearly set out and defined. (Does confusion arise as to who performs which role?)	1 2 3 4 5

• Important information told to one member of CX is disseminated to the correct people.	1 2 3 4 5

• A coherent message is given from all contact points within CX (are there conflicting messages?)	1 2 3 4 5

• Deadlines and timescales are clearly communicated	1 2 3 4 5

Overall Score	12345

Comments

2. Personnel and working relationship	SCORE

• People are quick to respond to queries and emails.	1 2 3 4 5

• Approvals on programming suggestions are timely.	12345

• Cx personnel are easy to deal with, professional, yet helpful and approachable.	12345

• Cx personnel have adequate knowledge of IFE technical issues required to perform their role effectively?	12345

Schedule Sb - IFP Feedback to Cathay

Overall Score	12345

Comments

5. Information sharing	SCORE

• The format and analysis of survey results and AVOD usage data is easy to understand and well presented.	1 2 3 4 5

• CX provides regular updates with regards information related to Cathay, such as new routes, new initiatives etc.
1 2 3 4 5
• Cx provides correct duplication volumes in sufficient time.

OveraII Score	1 2 3 4 5

Comments	12345

6. Third Parties	SCORE

• Cx helps to ensure that third party suppliers integrate well.	1 2 3 4 5

• Cx understands the challenges of working with other third parties.	1 2 3 4 5

• Cx is effective at coordinating themes and ideas among all IFE suppliers.	1 2 3 4 5

• Cx helps to ensure that third party suppliers meet their deadlines.	1 2 3 4 5

Overall Score	12345

Summary

Schedule 5b - IFP Feedback to Cathay

AGREEMENT BETWEEN

CATHAY PACIFIC AIRWAYS LIMITED, HONG KONG DRAGON AIRLINES LIMITED AND INFLIGHT PRODUCTIONS LIMITED

For the Supply of Programming and Production Services

for Inflight Entertainment (Western Programmes)

AGREEMENT AMENDMENT

This AGREEMENT AMENDMENT ("Amendment") is dated *** and Is made between Cathay Pacific Airways Limited ("Cathay"), Hong Kong Dragon Airlines Limited ("Dragonair") and Infilght Productions Limited ("IFP") to amend the AGREEMENT ("Agreement") which was made on ***, as amended by Agreement Amendment which was made on *** and the extension notice letter which was made on ***.

RECITALS

The parties agree to extend the Term of the Agreement for *** months and the Term will be further renewed for another *** subject to Cathay's/Dragonalr's discretion.

The definitions in the Agreement are incorporated by reference into this Amendment,and shall be deemed to have the same meanings as those ascribed to them In the Agreement unless otherwise set forth herein.

NOW, THEREFORE,the parties agree this Agreement Amendment to supersede the previous extension letter dated *** and to amend the Agreement as follows:

1.	At the end of the Term of the Agreement at ***, the Term shall be extended for ***. Subject to written notice from Cathay to IFP at least three (3) months prior to the expiry of the Agreement, the Agreement shall be further extended for ***.

2.	The Regional AVOD Movie License rates shall be reduced starting from *** till ***,as per the commercial proposal sent from IFP to Cathay on ***.

Distributor	LH/PTV Rate (averaqe over 3 months)	Regional AVOD Rate (averaqe over 3 months)
Disney	***	***
Paramount	***	***
Sony	***	***
Universal	***	***
Twentieth Century Fox	***	***
Warner Brothers	***	***
Cincsky	***	***
ElM	***	***
Jaguar	***	***
TSI	***	***

3.	The following Service Costs shall be amended starting from *** till *** as stated in *** commercial proposal:

3.1	The Recall Fees shall be covered by *** for the New Release titles booked by Cathay within the first 3 months of release.

3.2	The unit rate for VHS Duplication Cost shall be aligned to *** for all lengths up to 150 minutes at the Lab. Aero for both Cathay and Dragonair:

VHS Tape
135-minute	***
90- minute	***
60-minute	***

*** Confidential treatment requested.

3.3	The unit rate for V8 Duplication Cost shall be aligned to *** at Lab. Aero for Dragonair:

V8 Tape
135-mlnute	***
90-minute	***

3.4	The unit rate for BGM Flashcard Duplication Cost shall be reduced from *** for Dragonair.

4.	All other terms and conditions of the Agreement shall remain In full force and effect.

IN WITNESS whereof the Parties hereto have caused this Agreement to be duly executed by their authorised representatives the day and year first above written.

Signed for	Witnessed by:
CATHAY PACIFIC AIRWAYS LTD. by:

/s/ Gloria Chow-Vanderwell	/s/ Penny Chan
Name: Gloria Chow-Vanderwell	Name: Penny Chan
Job Title: Product Manager	Job Title: Assistant Purchasing Manager
Cathay Pacific Airways Ltd.	Cathay Pacific Airways Ltd.

Date: ***	Date: ***

Signed for	Witnessed by:
HONG KONG DRAGON AIRLINES LTD.
by its duly authorized agent:

/s/ Gloria Chow-Vanderwell	/s/ Penny Chan
Name: Gloria Chow-Vanderwell	Name: Penny Chan
Job Title: Product Manager	Job Title: Assistant Purchasing Manager
Cathay Pacific Airways Ltd.	Cathay Pacific Airways Ltd.

Date: ***	Date: ***

Signed for	Witnessed by:
INFLIGHT PRODUCTIONS LTD.
by:

/s/ Roberts G. Hamler	/s/ Suzi Hennessy
Name: Roberts G. Hamler	Name: Suzi Hennessy
Job Title: CEO	Job Title: VP Operations
Inflight Productions Limited	Inflight Productions Limited

Date: ***	Date: ***

*** Confidential treatment requested.